Exhibit 4.3

                          UNITED COMMUNITY BANKS, INC.
                               PROFIT SHARING PLAN



    Amended and Restated as of January 1, 2001, Except Where Otherwise Noted

              [Subject To Approval by the Internal Revenue Service]




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ARTICLE I DEFINITIONS..........................................................3


ARTICLE II ELIGIBILITY, PARTICIPATION AND SERVICE.............................12

     2.1  Eligibility - Subject to Section 2.2 below, any Eligible
          Employee who as of the date immediately preceding the
          effective date was a Participant in the Plan shall continue as a Participant in the Plan on the Effective Date. All
          other Employees of an Employer shall be eligible to
          participate upon completion of the requirements set forth in
          Section 2.2 below, except the following Employees shall not be eligible to participate in the Plan: (i) Employees whose terms and conditions of Employment are determined by
          collective bargaining with a union or an affiliate thereof representing such persons and with respect to whom inclusion in the Plan has not been expressly provided for in the
          collective bargaining agreement; (ii) non-resident aliens
          who receive no earned income from the Employer from sources within the United States; (iii) leased Employees; (iv)
          independent contractors; and (v) Employees classified by the
          Employer as temporary or
          casual..............................................................12

     2.2  Participation.......................................................12

     2.3 Enrollment for Elective Deferrals - In order to participate in the Elective Deferral portion of the Plan, an Employee must complete the election form described in Section 3.1(b) in the manner provided for therein (or otherwise enroll through a telephone communications or other electronic arrangement). If the date an Employee submits an election form designating a portion of his Annual Compensation to be contributed to the Plan (and indicating the manner in which such amounts shall be invested) is later than the date he would otherwise

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          become a Participant, then his participation in the Elective
          Deferral portion shall commence as soon as practical thereafter.....13

     2.4  Return to Employment................................................13

     2.5  Maternity or Paternity Leave........................................13

     2.6  Military Service - If a Participant is reemployed after a period of qualified military service, the years, or partial years, of qualified military service will be credited as
          Years of Service under the Plan, in accordance with Section
          414(u) of the Code. Effective as of December 12, 1994,
          absence from employment on account of a leave of absence for service in the uniformed armed services of the United States will be counted as employment with the Employer if, and only if, that leave of absence does not extend beyond the end of the period during which the Employee's reemployment rights are protected under Veterans' Reemployment Act (as modified by the Uniformed Services Employment and Reemployment Rights
          Act) (herein referred to as "USERRA") and the Employee
          presents himself for employment with an entity constituting the Employer at or prior to the end of such leave. In
          addition, if the Employee presents himself for return to
          service with the Employer within the period during which his reemployment rights are protected under USERRA, the period of his absence from employment between the end of his active duty period and his return to employment with the Employer will be considered service with the Employer. If the
          Employee does not return to active employment with the
          Employer, his Service will be deemed to have ceased on the earliest date permitted under applicable law. The Employer's leave policy shall be applied in a uniform and
          nondiscriminatory manner to all Participants under similar circumstances.......................................................14


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     2.7  Transfers of Employment Among Employers - In determining
          Years of Service for any purpose under the Plan, the
          following rules shall apply:........................................14

     2.8  Eligibility to Participate, Service and Annual Compensation
          for Employees of Acquired Companies or Business
          Units...............................................................14

ARTICLE III CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS....................17

     3.1  Elective Deferrals..................................................17

     3.2 Limitation of Total Deferrals; Return of Contributions - Notwithstanding any other provision of this Plan, in no event shall the Total Deferrals of any individual with respect to any taxable year of such individual exceed $10,500, or such adjusted amount as is established by the Secretary from time to time in accordance with cost of living adjustments under Section 401(a)(17)(B) of Code, for all plans in which such individual is a participant, whether or not maintained by the Employer. In the event such Total Deferrals of a Participant or former Participant exceed such limitation for any taxable year of such Participant, such Participant or former Participant shall, not later than March 1 following the close of, and with respect to, the taxable year in which such excess Total Deferrals were made,
          (i) notify the Plan Administrator in writing of the Total Deferrals made under any plan other than this Plan, (ii) allocate in writing such excess Total Deferrals between or among such other plans and this Plan, and (iii) state in writing that if such excess Total Deferrals allocable to the Plan are not distributed, the deferral limitations of
          Section 402(g) of the Code will be exceeded for the Participant's taxable year with respect to which such Total Deferrals occurred. Upon such notification the Plan

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          Administrator shall distribute any excess Total Deferrals
          (and any income allocable thereto) allocable to the Plan to the relevant Participant not later than April 15 of the
          calendar year following the close of the taxable year of the Participant with respect to which such excess Total
          Deferrals were made. Solely for purposes of the preceding
          sentence, the income deemed allocable to any such excess
          Total Deferrals shall be determined in accordance with
          Regulations issued by the Secretary. The amount of excess
          Total Deferrals to be distributed for a taxable year shall be reduced by any Excess Contributions previously
          distributed to the Participant during the Plan Year
          beginning in such taxable
          year............................................................... 18

     3.3  Limitation on Elective Deferrals....................................19

     3.4  Matching Contributions - The Employer (or the Company on
          behalf of the Employer) will make a Matching Contribution to the Plan for the credit of each Participant who is eligible to receive Matching Contributions in accordance with Section
          2.2, and who has deferred a portion of his Annual
          Compensation as an Elective Deferral as provided in Section
          3.1. Subject to the provisions of Sections 3.5 and 4.5, the amount of the Matching Contribution to be made under this
          Section shall be 100% of the Participant's Elective
          Deferrals up to a total of 5% of a Participant's Annual
          Compensation. Notwithstanding anything in the Plan to the
          contrary, the Employer (or the Company) may elect, in its
          sole discretion, to make Matching Contributions each pay
          period or at such other times during the Plan Year as it
          deems appropriate...................................................22

     3.5  Limitation on Matchin Contributions.................................22

     3.6  Profit Sharing Contributions - For each Plan Year, each
          Employer (or the Company on behalf of the Employer if permitted by law) may in its

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          sole discretion elect to make a Profit Sharing Contribution to the Plan, in the amount determined by the Employer (or
          the Company), for the credit of each Participant who is
          eligible to receive Profit Sharing Contributions in
          accordance with Section 2.2 and who is an Employee on the
          last day of the Plan Year to which such Profit Sharing
          Contribution relates. Any such Profit Sharing Contribution shall be allocated in accordance with Section 4.3. In no
          event shall the contribution by the Company or the Employer under this Section 3.6 be greater than the amount
          permissible under Section 4.3 or deductible by the Company or Employer for federal income tax purposes for the taxable year with respect to which the contribution is made, plus
          such additional amount as may be deductible by reason of a deduction carry forward from any prior year (or years) when less than the maximum deductible amount was actually
          contributed. Prior to January 1, 2001, the Profit Sharing
          Contribution shall be administered in accordance with
          Section 11.13. Notwithstanding anything in the Plan to the contrary, the Employer (or the Company) may elect, in its
          sole discretion, to make Profit Sharing Contributions (if
          any) more frequently or less frequently than each Plan
          Year................................................................26

     3.7 Rollover Contributions - With the consent of the Plan Administrator, the Trustee may receive and invest any amounts received from an Employee, from another qualified plan, whether in the form of a rollover or in the form of a trust-to-trust transfer (within the time prescribed by law for such rollovers). Such amounts shall be held for the benefit of a Participant in a Rollover Account established for his benefit. The Plan Administrator and the Trustee may request such information from the Participant as they deem necessary to determine

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          that a proper rollover contribution is being made. Upon
          termination of Employment, the Participant's Rollover
          Account shall be distributed in accordance with Article
          V...................................................................26

     3.8  Contributions on Account of Veteran's Reemployment Rights -
          An Employee reemployed after a period of qualified military service in accordance with Section 414(u) of the Code shall be credited with Matching Contributions for his period of
          qualified military service to the extent that he contributes an amount up to the total Elective Deferrals attributable to his period of qualified military service in accordance with
          (a), within the period determined under (b), and based on
          the assumptions in (c):.............................................26

     3.9  Qualified Non-Elective Contributions - Subject to all the
          terms and conditions of the Plan, the Employer may, in lieu of distributing Excess Contributions as provided in Section
          3.3 or Excess Aggregate Contributions as provided in Section
          3.5 for any Plan Year, make Qualified Non-Elective
          Contributions for such Plan Year on behalf of Participants who are Nonhighly Compensated Employees in an amount
          sufficient to satisfy the limitations under Section 401(k)
          of the Code described in Section 3.3 or the limitations
          under Section 401(m) of the Code described in Section 3.5, or both. The Qualified Non-Elective Contributions, if any, made on a Participant's behalf for a Plan Year will be
          allocated to his Qualified Non-Elective Account as of the
          last day of that Plan Year..........................................27

     3.10 Fund for Exclusive Benefit of Participants - All assets of the Trust Fund shall be held hereunder and in accordance with Article VIII for the exclusive benefit of the Participants and their Beneficiaries for the purpose of distributing to such Participants and Beneficiaries both the

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          corpus and income of the Trust Fund in accordance with the provisions of Article V hereof. No part of the Trust Fund
          corpus or income shall be used for or diverted to purposes other than for the exclusive benefit of Participants and
          Beneficiaries under the Plan (other than such part as is
          required to pay taxes and expenses of administration);
          provided that the Company hereby reserves the right to amend or terminate the Plan at any time as provided in Articles IX and X hereof........................................................28

     3.11 Special 1993 Employer Contribution for Certain Participants in the Former Citizens Bank Employee 401(k) Plan - The Employer has made a "Special 1993 Employer Contribution" for certain Participants (as defined below) who participated in the former Citizens Bank Employee 401(k) Plan (the "Former Citizens Plan"). The amount of such contribution was equal to the allocable amount for such Participants of the "Contingent Withdrawal Charge," which was imposed by the Equitable on the assets of the Former Citizens Plan upon the cessation of the investment relationship with the Equitable. The contribution was made on behalf of all Participants who:
          (1) were participants in the Former Citizens Plan, (2) had their account balances in the Former Citizens Plan transferred to the Plan, and (3) were actively employed by the Employer on January 1, 1993. Participants who terminated employment prior to January 1, 1993 were not eligible to receive an allocation under this Section. The contribution was allocated among such eligible Participants in the same proportion as the total account balance of each such Participant in the Former Citizens Plan as of December 31, 1992 beared to the total account balances of such Participants in the Former Citizens Plan as of December 31, 1992. Upon allocation, such contribution was directed to be held in the

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          Employer Contribution Account of each Participant and
          invested as provided in Article VIII of the Plan. Further, such contribution is subject to the provisions of Section
          5.5 of the Plan, which governs the determination of a
          Participant's Vested Interest.......................................28

ARTICLE IV INTEREST OF PARTICIPANTS...........................................29

     4.1  Accounts of Participants - The Plan Administrator, or its
          agent, shall maintain separate accounts on its books, for
          record keeping purposes only, for each Participant. A given Participant may have multiple accounts (which may be further divided by the Plan Administrator into subaccounts): (i) a
          Pre-Tax Account to record any portion of his Annual
          Compensation which he defers pursuant to Section 3.1; (ii) a
          Matching Contribution Account to record any Matching
          Contributions with which he may be credited pursuant to
          Section 3.4; (iii) a Profit Sharing Account to record any
          Profit Sharing Contributions with which he may be credited pursuant to Section 3.6; (iv) a Rollover Account to record any rollover contributions and transfers made pursuant to
          Section 3.7; (v) a Qualified Non-Elective Contribution
          Account to record any Non-Elective Contributions made
          pursuant to Section 3.9; and (vi) a Prior Plan Account to
          record a Participant's interest from a Prior Plan. The
          maintenance of accounts or subaccounts for individual
          Participants is only for recordkeeping purposes, and a
          segregation of the assets of the Trust Fund to each
          Participant's accounts shall not be required........................29

     4.2  Allocation of Income, Expense, Fluctuations in Asset Value,
          Etc. - As of the close of business on each Valuation Date, the Trustee shall:..................................................29


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     4.3  Allocations of Employer Profit Sharing Contributions - As of
          each Annual Valuation Date, and after the allocation
          provided in Section 4.2, the Employer Profit Sharing
          Contribution for the then ending Plan Year shall be
          allocated to the respective Profit Sharing Accounts of each
          Qualifying Participant of the Employer who is eligible to
          receive a Profit Sharing contribution as provided in Section
          2.2, in the same proportion that his Annual compensation for the Plan Year bears to the total Annual Compensation of all such eligible Qualifying Participants for that Plan Year. An eligible Participant shall be a Qualifying Participant if he is employed on the last day of the applicable Plan Year and completes a Year of Service for such Plan Year. Further,
          part-time Employees who otherwise satisfied the eligibility requirements of Section 2.2 as of June 30, 1994, who completed a Year of Service for the Plan Year ending
          December 31, 1994, and who are employed on the last day of such Plan Year shall be deemed Qualifying Participants for such Plan Year and shall be eligible to receive a Profit
          Sharing Contribution for such Plan Year.............................29

     4.4  Disposition of Forfeitures and Amounts Subject to Buy-Back
          Option..............................................................30

     4.5 Maximum Allocations - Notwithstanding anything contained herein to the contrary, the annual addition made to the account(s) of a Participant for any limitation year shall not exceed the lesser of $35,000, as adjusted for cost of living increases in accordance with Section 415(d) of the Code, or 25% of the Participant's Annual compensation within the meaning of Section 415(c)(3) of the Code for the relevant limitation year. Such annual additions shall include the sum of Employer contributions (excluding, however, any Employer contribution distributed to a Participant as an excess contribution, to the extent such


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          exclusion is permissible under the Code and Regulations
          issued by the Secretary), Elective Deferrals, Forfeitures
          (and any other amounts allocated to an account in the same manner as a forfeiture), Employee contributions (other than any contribution distributed to the relevant individual to the extent such exclusion is permissible under the Code and Regulations issued by the Secretary), and, any amount described in Section 419(A)(d)(2) of the Code attributable to post-retirement medical benefit coverage, but shall not include any rollover contributions made pursuant to Section
          3.7.................................................................31

     4.6  Excess Allocations..................................................31

     4.7  Investment of Participant Accounts - The investment of a
          Participant's accounts shall be governed by the provisions of Article VIII of the Plan.........................................32

ARTICLE V DISTRIBUTIONS TO PARTICIPANTS.......................................33

     5.1  Normal Retirement - A Participant who retires under the Plan at his Normal Retirement Date shall be entitled to receive the entire amount of his interest in the Plan, computed as of the Valuation Date coincident with or next preceding such
          Normal Retirement Date, plus any Elective Deferrals and
          Matching Contributions made since the preceding Valuation
          Date. The Participant's interest at Normal Retirement shall be payable to the Participant in accordance with Section
          5.6.................................................................33


     5.2 Postponed Retirement - In the event a Participant remains Employed after his Normal Retirement Date, provided he does not incur a Break in Service, he shall continue to be a Participant just as if he had not yet attained his Normal Retirement Date. When such a Participant actually retires, he shall be entitled to receive the entire amount of his interest in

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          the Plan upon his actual retirement computed as of the
          Valuation Date coincident with or next preceding the date of his actual retirement, plus any Elective Deferrals and
          Matching Contributions made since the preceding Valuation
          Date. The Participant's interest upon Postponed Retirement shall be payable to the Participant in accordance with
          Section 5.6.........................................................33

     5.3  Death Benefits - In the event of the death of a Participant while he is actively Employed, the Participant shall become
          100% vested in his Account. The entire amount of the
          Participant's interest in the Plan, computed as of the
          Valuation Date coincident with or next preceding the date of his death, plus any Elective Deferrals and Matching
          Contributions made since the preceding Valuation Date, shall be payable to his Beneficiary, the payment of such benefits to be made in such manner as may be determined under the
          provisions of Section 5.6...........................................33

     5.4 Disability - In the event a Participant becomes Totally and Permanently Disabled while actively Employed, he shall become 100% vested in his Account. He shall be entitled to retire under the Plan for disability and to receive the
          entire amount of his interest in the Plan, computed as of
          the Valuation Date coincident with or next preceding the
          date he is determined to be disabled by the Plan
          Administrator, plus any Elective Deferrals and Matching
          Contributions made since the preceding Valuation Date. The Participant's interest upon disability shall be payable to the Participant in accordance with Section 5.6......................33

     5.5  Termination of Employment...........................................33

     5.6  Payment of Benefits.......................................35

     5.7  Maintenance of Accounts Prior to Payout - After a
          Participant's Employment terminates and prior to the distribution of all of his

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          benefits to him or to his Beneficiary, as the case may be, the balance of his Account, as it may exist from time to
          time, shall be maintained, subject to Section 5.6, in the
          manner described in this Section 5.7. The Trustee shall
          segregate the account(s) credited to such former Participant as of the date his Employment terminated, and such
          segregated account(s) shall not thereafter share in any
          allocations pursuant to Section 4.3. The Participant will
          continue to direct the investment of the balance in such
          segregated account(s) in accordance with Sections 8.2 and
          8.3 to the same extent as if such account had not been
          segregated; provided, however, that in the event, the Vested
          Interest of a former Participant is distributed on a date
          other than a Valuation Date, the amount of such distribution shall be the Vested Interest of the former Participant's
          Account as determined on the Valuation Date next preceding the date of such distribution.......................................36

     5.8  Errors in Participant's Accounts - When an error or omission is discovered in an account of a Participant, the Plan
          Administrator shall be authorized to make such equitable
          adjustments as may be appropriate as of the Plan Year in
          which the error or omission is discovered...........................37

     5.9  Commencement of Payments and Period of Distribution.................37

     5.10 Payment of Benefits of Disabled or Incapacitated Person - Whenever, in the opinion of the Plan Administrator or its agent, a person entitled to receive any payment of a benefit hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator or its agent may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Plan Administrator or its agent may direct the Trustee to apply the payment

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          for the benefit of such person in such manner as the Plan
          Administrator or its agent considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the
          provisions of the Plan..............................................39

     5.11 Hardship Withdrawals................................................39

     5.12 Direct Transfer of Eligible Rollover Distributions..................41

     5.13 No Other Benefit or Withdrawals - Except as expressly provided for in this Article V, for so long as this Plan
          continues in effect no individual, whether a Participant,
          former Participant, Beneficiary or otherwise, shall be
          entitled to any distribution or withdrawal of funds from the
          Trust Fund. This prohibition applies to Trust Funds
          attributable to individual contributions as well as those
          attributable to other sources.......................................43

ARTICLE VI DESIGNATION OF A BENEFICIARY.......................................44

ARTICLE VII ADMINISTRATION....................................................45

     7.1 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration - The Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given or delegated to them under this Plan and the Trust. The Company and the Employer shall have the sole responsibility for making the contributions under the Plan as specified in Article III, and the Company shall have the sole authority to appoint and remove the Plan Administrator, any Trustee or Trustees, and to amend or terminate, in whole or in part, this Plan. The Plan Administrator shall have the sole responsibility for the


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          administration of the Plan. Except where Participants direct the investment of their Accounts as provided in Sections 8.2 and 8.3 below, or as otherwise specified in the Trust
          Agreement between the Company and the Trustee, the Trustee shall have the responsibility for the administration of the
          Trust and the management of the assets held under the Trust in accordance with the Trust Agreement. Each Fiduciary
          warrants that any directions given, information furnished, or action taken by it shall be in accordance with the
          provisions of the Plan authorizing or providing for such
          direction, information or action. Furthermore, each
          Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under this Plan, and is not required under this Plan to inquire into the propriety of any direction, information or action. It is intended
          under this Plan that each Fiduciary shall be responsible for the proper exercise of its own powers, duties,
          responsibilities and obligations under this Plan and shall not be responsible for any act or failure to act of another
          Fiduciary. No Fiduciary guarantees the Trust in any manner against investment loss or depreciation in asset value.
          Whenever a notice or election is required to be given
          hereunder by a Participant to the Plan Administrator or the
          Trustee, such notice or election may be given to an agent
          designated for such purpose by such entity..........................45

     7.2 Administration - The Plan shall be administered by an Employee Benefit Committee appointed by the Board, or by the Company for any period for which a Committee has not been appointed. Any member of such Committee may be removed at any time by action of the Board and resign at any time by giving notice in writing to the Board of his resignation. In the event of the removal or resignation of a member of

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          the Committee, a new member thereof shall be designated by the Board. All usual and reasonable expenses of the
          Committee may be paid in whole or in part by the Company,
          and any expenses not paid by the Company shall be paid by
          the Trustee out of the principal or income of the Trust
          Fund. Any members of the Committee who are Employees shall not receive compensation with respect to their service for the Committee. The President of the Company (or in the event of the President's inability or failure to act, any Vice
          President) shall certify in writing to the Trustee, as
          promptly as practicable after any change of the Committee
          the names of the persons then serving as the Committee. The
          Trustee shall be entitled to rely on the name so certified as being the authorized and acting Committee until notified of any change by subsequent certification. The Committee may appoint or employ persons to assist in the administration of the Plan and may appoint or employ any other agents it deems advisable, including legal counsel, actuaries, auditors, bookkeepers and recordkeepers to serve at the Plan
          Administrator's direction...........................................45

     7.3 Claims Procedure - The Plan Administrator shall have the exclusive discretionary power to construe and interpret the Plan, and to determine all questions that may arise thereunder relating to (a) the eligibility of individuals to participate in the Plan, (b) the amount of benefits to which any Participant or Beneficiary may become entitled hereunder, and (c) any situation not specifically covered by the provisions of the Plan, and the Plan Administrator's decisions on such matters shall be final and binding on all parties. Without limiting the generality of the foregoing, benefits under the Plan will be provided only if the Plan Administrator decides in its discretion that the Participant or other

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          applicant is entitled to them. Any interpretation or
          determination made pursuant to such discretionary authority will be upheld on judicial review, unless it is shown to be an abuse of discretion or arbitrary and capricious..................46

     7.4  Records and Reports - The Company, the Employer, and the
          Plan Administrator shall exercise such authority and
          responsibility as it deems appropriate in order to comply
          with ERISA and government regulations issued thereunder
          relating to records of Participants' service and Account
          balances; notifications to Participants; reports to, or
          registration with, the Internal Revenue Service; reports to the Department of Labor; and such other documents and
          reports as may be required by ERISA. The Employer shall from time to time make available to the Plan Administrator such information with respect to the Employees, their dates of
          Employment, their compensation, and other matters as may be necessary or desirable in connection with the performance by the Plan Administrator of its duties with respect to the
          Plan. The Plan Administrator shall, in turn, furnish to the
          Trustee such information and such rulings and decisions as the Trustee may require or may request in connection with
          its performance of its duties as Trustee of the Trust Fund hereby created......................................................46

     7.5  Other Administrative Powers and Duties - The Plan
          Administrator shall have such powers and duties as may be
          necessary to discharge its functions hereunder,
          including:..........................................................47

     7.6  Authorization of Benefit Distributions - The Plan
          Administrator or its agent shall issue directions to the Trustee concerning all distributions which are to be made from the Trust pursuant to the provisions of the

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          Plan, and shall warrant that all such directions are in
          accordance with this Plan...........................................47

     7.7  Application and Forms for Distributions - The Plan
          Administrator may require a Participant to complete . and
          file with the Plan Administrator an application for a
          distribution, and all other forms approved by the Plan
          Administrator, and to furnish all pertinent information
          requested by the Plan Administrator. When making a
          determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a
          Participant or Beneficiary, the legal counsel of the Plan
          Administrator, or the Trustee.......................................48

     7.8  Notices to Trustee - All notices and instructions from the
          Plan Administrator or the Company to the Trustee shall be
          made in writing, by electronic means, or by such other
          method as the Company and the Trustee may agree upon, and
          the Trustee may rely thereon in carrying out its duties and responsibilities under the Trust Agreement..........................48

     7.9 Indemnification of the Plan Administrator - No member of the Plan Administrator (of a Committee or individual) shall be liable for any act or omission of any other member of the Plan Administrator (as applicable), or for any act or omission on his own part, excepting only his own willful misconduct, or unless such liability is imposed by ERISA. The Company shall indemnify and hold harmless each member of the Plan Administrator against any and all expenses and liabilities arising out of his membership on the Plan Administrator, except expenses and liabilities arising out of his own willful misconduct, or unless such indemnification is not permissible under ERISA. The Company shall be entitled to defend or maintain, either in its own name or in the name of the Plan Administrator, or in the name of any member

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          thereof, any suit or litigation arising hereunder with
          respect to such Plan Administrator or any member thereof,
          and may employ its own counsel......................................48

     7.10 Expenses of Plan - All usual and reasonable expenses of maintaining, operating and administering the Plan, including the expenses of the Plan Administrator or the Trustee, shall be paid from the Trust (whether directly or by reimbursement to the Company or the Employer), except to the extent the
          Employer or the Company elects to pay such expenses and
          except that the Company will pay the expenses related to the Investment Fund which is invested in Holding Company Stock.
          Any Plan expenses may be paid from any Forfeiture account
          maintained under the Trust Fund.....................................48

     7.11 Rules and Decisions - The Plan Administrator may adopt such by-laws, rules and regulations as it deems necessary,
          desirable, or appropriate, provided that same shall not be inconsistent with or contrary to the express terms of this agreement. All such by-laws, rules regulations and decisions of the Plan Administrator shall be uniformly and
          consistently applied to all Participants in similar
          circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon
          information furnished by a Participant or Beneficiary, the
          Employer, the legal or actuarial counsel of the Employer, or the Trustee.........................................................48

     7.12 Committee Procedures - If a Committee is appointed, the Committee may act at a meeting or by unanimous written consent without a meeting. The Committee shall elect one of its members as Chairman, appoint a Secretary, who may or may not be a Committee Member, establish procedures for its meetings, and advise the Trustee of such actions in writing. The Secretary shall keep a record of all meetings

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          and forward all necessary communications to the Employer or the Trustee.........................................................48

ARTICLE VIII INVESTMENT OF CONTRIBUTIONS......................................50

     8.1  Trust - All assets of and contributions to the Plan shall be held in trust by the Trustee, pursuant to the terms of the
          Trust Agreement. The Trustee shall invest the assets of the
          Plan, in accordance with the directions of the Participants, pursuant to Sections 8.2 and 8.3 below, and to the right of the Company to designate an investment manager as provided in the Trust Agreement..............................................50

     8.2  Participant Directed Investments - In accordance with the rules set forth in this Section 8.2 and subject to Section
          8.3, a Participant's Account will be subject to the
          investment direction of the Participant. A Participant shall be required to submit an investment election form to the
          Trustee.............................................................50

     8.3  Investment in Holding Company Stock.................................51

ARTICLE IX AMENDMENT OF THE PLAN..............................................53


ARTICLE X DISCONTINUANCE OF CONTRIBUTIONS AND
          TERMINATION OF THE PLAN.............................................54

     10.1 Intention to Continue Plan - The Plan herein provided for has been established by the Company with the bona fide intention that it shall be continued in operation indefinitely and that the Employer's contributions hereunder shall continue for an indefinite period.

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          However, the Company reserves the right at any time to
          discontinue contributions or to terminate the
          Plan................................................................54

     10.2 Termination or Partial Termination of Plan - Should the Company decide to terminate or partially terminate the Plan, the accounts of all Participants who are active Employees who are affected thereby, shall become fully vested and nonforfeitable. The Trustee shall be notified of any termination or partial termination in writing and shall proceed at the direction of the Plan Administrator to liquidate the assets of the Trust. Upon termination of the Plan by the Company, the Company and the Employer shall not thereafter make any further contributions under the Plan, and no amount shall thereafter be payable under the Plan to or in respect of any Participants then Employed by such Employer, except as provided in this Article or except as amounts may become payable under the Plan as a result of such Participants continuing their participation in the Plan as a result of being Employed by other participating Employers. To the maximum extent permitted by ERISA, transfers, distributions or other dispositions of assets of the Plan as provided in this Article shall constitute a complete discharge of all liabilities under the Plan. Promptly upon any such termination the Company and the Trustee shall pay any due and accrued expenses and liabilities of the Trust and any expenses involved in the termination of the Plan and appropriately adjust, as may be required, all accounts of Participants for such expenses and charges. The interest of each such Participant who is then actively Employed by such Employer in the adjusted amount then credited to his Employer Contribution Accounts shall be nonforfeitable as of such date. The full current value of each adjusted account shall be paid, transferred, or otherwise distributed


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          from the Trust to or on behalf of the Participant for whom such account is maintained..........................................54

     10.3 Discontinuance of Contributions - In the event of a complete discontinuance by the Company and the Employer of the contributions to be made by it hereunder, the accounts of
          Participants who are actively employed shall be treated, and the rights of Participants shall be, as if the Plan was
          terminated as contemplated under Section 10.2 on the
          effective date of such discontinuance or the date such
          discontinuance is deemed to have been effective, including, but not limited to, nonforfeitability of all amounts
          credited to the Employer Contribution Accounts of
          Participants who are then actively Employed by such
          Employer............................................................54

     10.4 Internal Revenue Service Approval - Notwithstanding the
          foregoing, unless the Plan Administrator otherwise directs, in the event the Plan is terminated or contributions are
          completely discontinued, no distribution from the Plan shall be required until such time as the Internal Revenue Service shall have determined in writing that such termination or discontinuance will not adversely affect the qualification of the Plan.........................................................55

ARTICLE XI MISCELLANEOUS......................................................56

     11.1 Participants' Rights; Acquittance - Except to the extent required or provided for by mandatorily imposed law as in effect and applicable hereto from time to time, neither the establishment of the Trust hereby created, nor any modification thereof, nor the creation of any fund or account, nor the payment of any distributions, shall be construed as giving to any Participant or other person any legal or equitable right

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          against the Company, the Employer or any Affiliated
          Employer, or any officer or employee thereof, or the Trustee or the Plan Administrator except as herein provided; nor
          shall any Participant have any legal right, title or
          interest in this Trust or any of its assets, except in the event and to the extent that amounts may actually be
          distributable to him hereunder, and the same limitations
          shall be applicable with respect to distributions upon death which may be payable to the Beneficiaries of a Participant.
          Under no circumstances shall the terms of Employment of any Participant be modified or in any way affected hereby. This
          Plan shall not constitute a contract of Employment nor
          afford any individual any right to be retained in the employ of the Company or the Employer......................................56

     11.2 Spendthrift - To the extent permitted by law, Participants are prohibited from anticipating, encumbering, alienating or assigning any of their rights, claims or interest in this Trust or in any of the assets thereof, and no undertaking or attempt to do so shall in any way bind the Plan Administrator or the Trustee or be of any force or effect whatsoever. Furthermore, to the extent permitted by law, no such rights, claims or interest of a Participant in this Trust or in any of the assets thereof shall in any way be subject to such Participant's debts, contracts or engagements, nor to attachment, garnishment, levy or other legal or equitable process; provided, however, anything to the contrary herein notwithstanding, to the extent permissible under applicable law, a Participant's interest hereunder is subject to all bona fide and existing debts owed by such Participant to the Plan and Trust, if any, and upon such Participant or the Beneficiary of such Participant becoming entitled to receive a distribution hereunder, the Trustee, if it shall prior to disbursement have received certified notice or confirmation from the


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          Plan Administrator in such form as it may reasonably require of the fact and amount of such indebtedness, shall pay first from the distribution so payable the amount of such
          indebtedness to the Plan and Trust with the remainder, if
          any, being payable as otherwise provided herein.................... 56


     11.3 Qualification of Plan as a Condition - This Plan is based upon the condition subsequent that it shall be approved and qualified by the Internal Revenue Service as meeting the
          requirements of the Internal Revenue Code and regulations
          issued thereunder with respect to employees' plans and
          trusts, including a salary reduction arrangement, so as to permit, among other incidents to such qualified plans, the
          Company and the Employer to deduct for income tax purposes the amount of its contributions to the Plan as set forth
          herein, and so that such contributions will not be taxable at the time of contribution to the Participants as income.
          Therefore, if when this Plan is submitted for qualification and approval by the Internal Revenue Service, the Internal
          Revenue Service rules that the Plan does not meet the
          qualification requirements of the Internal Revenue Code for the purposes specified in the preceding sentence, and the
          deficiencies precluding qualification may not be corrected by amendment effective as of the Effective Date, then
          regardless of any other provision herein contained, this
          amended and restated Plan shall be and become null and void ab initio, and any contributions under the Plan for any
          fiscal year of the Company commencing on or after the
          Effective Date shall be returned to the Company or the
          Employer for the benefit of the Employees on whose behalf
          the contribution was made to the Trust..............................57

     11.4 Successor to the Company - In the event of the dissolution, merger, consolidation or reorganization of the Company, provision may be


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          made by which the Plan and Trust will be continued by the
          successor; and, in that event, such successor shall be
          substituted for the Company under the Plan. The substitution of the successor shall constitute an assumption of Plan
          liabilities by the successor and the successor shall have
          all the powers, duties and responsibilities of the Company under the Plan......................................................57


     11.5 Transfer of Plan Assets - In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to
          another trust fund, held under any other plan of deferred
          compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:........................57

     11.6 Delegation of Authority by the Company - Whenever the
          Company under the terms of this Agreement is permitted or
          required to do or perform any act or matter or thing, it may be done and performed by any officer or individual thereunto duly authorized by the Board........................................58

     11.7 Construction of Agreement - This Plan shall be construed and administered according to the provisions of ERISA, and its validity and enforceability shall be determined under such law. In the event ERISA is not applicable or does not
          preempt state law, the laws of the State of Georgia shall
          apply...............................................................58

     11.8 Merger of Prior Plan - Except as may be provided in any Schedule with respect to any Prior Plan, the stated provisions of the Plan shall apply to all Participants. An Appendix designated "Prior Plans," as may be amended from time to time, shall be attached to the Plan indicating the names of all the Prior Plans and the date each such Prior Plan merged


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                                                                            PAGE

          into or consolidated with, or had any part of its assets and liabilities otherwise transferred to, this Plan. The merger and transfer of assets and liabilities of any Prior Plan
          shall be accomplished in a manner consistent with Section
          414(l) of the Code. The merger and transfer of assets and
          liabilities of any Prior Plan shall be subject to the
          condition precedent that they do not adversely affect the
          tax qualified status of the Plan. The Plan Administrator
          shall have the authority (a) to take such additional actions as may be necessary or desirable to fully effectuate any
          merger (that has been authorized by the Company) of any
          Prior Plan with and into the Plan and the related transfer of assets and liabilities, and (b) to take such action as
          are required to preserve the participants' benefits and
          rights accrued under a Prior Plan to the extent required
          under Section 411(d)(6) of the Code.................................58

     11.9 Headings - The headings of Sections and Subsections are for ease of reference only and shall not be construed to limit or modify the detailed provisions hereof............................58

     11.10 Compliance With Distribution Method and Timing Regulations
          - Notwithstanding any other provision of this Plan, if, and solely to the extent that, any provision of the Plan becomes a material violation of Sections 401 or 411 of the Code as an impermissible restriction on an individual's rights with respect to the timing or method of any alternative form of benefit, then such Plan provision(s) shall thereafter be
          construed and administered in a manner which grants to each Participant or his Beneficiary(ies), as applicable, such additional rights, and only such additional rights, as will satisfy such Code Sections..........................................58

     11.11 Participation of Adopting Employer and Its Employees - With the written consent of the Company, an adopting Employer may become a


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                             (continued)

                                                                            PAGE

          party to this Agreement pursuant to authorization by its
          Board of Directors. An Appendix designated "Adopting
          Employers," as may be amended from time to time, shall be
          attached to the Plan indicating the names of the Employers who have adopted the Plan, the effective date of each such adoption, and the eligible Employee group, as applicable. In the event an adopting Employer does so become a party, it
          shall contribute to the Plan, and its Employees shall be
          entitled to benefits thereunder, in accordance with the
          terms of the Plan and any Adoption Agreement executed by
          such Employer. In computing the Service of a person who is in the employ of more than one of the adopting Employers at the same time, the period of Service of such person with any of the adopting Employers shall be counted, and a transfer of an Employee from the Employment of another shall not
          interrupt his Service, nor shall such a transfer constitute a termination of Employment under the terms of the
          Plan...............................................................59

     11.12 Service for Employment with Related Employers and Transfers of Employment Among Employers - In determining Years of
          Service and any period of Employment for purposes of
          eligibility to participate in the Plan as provided for in
          Section 2.2, the period of an Employee's Employment with any other member of a group of related employers which includes the Company shall be counted and a transfer of an Employee from the Employment of one such member to the Employment of another member shall not interrupt Employment. For purposes of determining an Employer's Vested Interest under the Plan the following special rules shall apply:............................59

     11.13 Administration of Profit Sharing Contributions - The following provisions apply to Plan Years ending on or before December 31, 2000.


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          The provisions of this Section 11.13 shall not apply to Plan
          Years commencing on or after January 1, 2001........................60

     11.14 Gender and Number - The masculine gender wherever used will be deemed to include the feminine gender. Words in the
          singular will be read and construed as though used in the
          plural in all cases where they would apply and vice
          versa...............................................................60

ARTICLE XII TOP-HEAVY PLAN PROVISIONS.........................................61

     12.1 Application - In the event that the Plan is determined to be a Top-Heavy Plan as hereinafter defined, this Article XII
          shall become effective as of the first day of the Plan Year in which the Plan is a Top-Heavy Plan...............................61

     12.2  Definitions........................................................61

     12.3 Allocation of Minimum Contribution - For any year in which the Plan is a Top-Heavy Plan, the Minimum Contribution as defined in Section 12.2(c) hereof shall be made to the account of each Participant who is a non-Key Employee, unless the Minimum Contribution for the Participant is made under another defined contribution plan maintained by the Employer. Such Minimum Contribution shall be made to the Employer Contribution Account of each non-Key Employee Participant who has not separated from service on the last day of such Plan Year without regard to such Participant's Hours of Service during such Plan Year, and without regard to such Participant's compensation for such Plan Year. The Employer shall determine under which plan a Participant shall receive the Minimum Contribution if the Employee is a Participant in more than one plan maintained by the Employer. Such


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Minimum Contribution shall be made without
          consideration of the Employer's contributions under Section
          3111 of the Code....................................................62


                                xxvii

                          UNITED COMMUNITY BANKS, INC.

                               PROFIT SHARING PLAN

                  (Amended and Restated As of January 1, 2001)




         THIS AMENDMENT AND RESTATEMENT made as of the ____ day of __________, 2001, by UNITED COMMUNITY BANKS, INC. (the "Company");

                              W I T N E S S E T H:

         WHEREAS, United Community Bank d/b/a Union County Bank ("Union County Bank"), a wholly owned subsidiary of the Company, previously established a qualified retirement plan for the benefit of eligible employees of the Company and designated affiliated employers originally known as the Union County Bank Profit Sharing Plan and Trust and now (effective as of January 1, 1995) known as the United Community Banks, Inc. Profit Sharing Plan (the "Plan"); and

                         WHEREAS, the Plan was originally adopted on January 1,
                    1967 and subsequently amended and restated effective as of January 1, 1993;

         WHEREAS, the Plan has been amended from time to time to reflect tax law changes, and for certain other purposes, including the substitution of the Company for Union County Bank as the plan sponsor;

         WHEREAS, the Company now desires to amend and restate the Plan to reflect recent tax law changes, to incorporate prior amendments and to make certain other changes; and

         WHEREAS, the Company desires to remove Union County Bank as trustee of the Plan and to designate INTRUST Bank, N.A. as successor trustee pursuant to a separate Trust Agreement.

         NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the Plan is amended and restated, effective as of January 1, 2001, as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Where the following words and phrases appear in this Plan they shall have the meaning set forth below, unless a different meaning is plainly required by the context:

     1.1 Accounts - With respect to each Participant, the combination of all accounts maintained on his behalf pursuant to Section 4.1.

     1.2 Affiliated Employer - Any entity which is a member of a controlled group of corporations that includes the Employer within the meaning of Section 414(b) of the Code, or related employers under common control within the meaning of Section 414(c) of the Code, or related employers which constitute an affiliated service group under Section 414(m) of the Code, or employers related through the leasing of Employees under Section 414(n) of the Code, or any other entity required to be aggregated under Section 414(o) of the Code.

     1.3 Annual Compensation - For purposes of determining the amount an Employee may elect to contribute to the Plan as an Elective Deferral under
Section 3.1 and the allocation of Matching Contributions and Employer Profit Sharing Contributions, if any, under Sections 3.4 and 3.6, Annual Compensation means the Participant's base salary from the Employer for the portion of the plan year during which the Employee is eligible to participate in each part (Elective Deferral Matching Contribution or Profit Sharing Contribution) of the Plan, excluding bonuses, commissions and overtime, plus all elective contributions made by the Employer on behalf of the Employee to any Plan under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code; provided, however, for Plan Years beginning on or after January 1, 2001, commissions shall be included for purposes of calculating the Annual Compensation. Notwithstanding the foregoing, for purposes of calculating the limitations in Sections 3.3, 3.5, and 4.5, and any other similar limitations under the Code, the Employer may elect to use any method of determining Annual Compensation under the Plan, provided that such method is permissible under Regulations issued by the Secretary. The Annual Compensation of any Employee taken into account under the Plan for any Plan Year shall not exceed $170,000, as adjusted under Section 401(a)(17)(B) of the Code. For purposes of determining the amount a Participant may elect to contribute to the Plan as an Elective Deferral and the amount of any Profit Sharing Contribution, Matching Contribution, or Qualified Non-Elective Contribution, only Annual Compensation earned while the Participant is eligible to participate in the portion of the Plan relating to that type of contribution shall be considered.

     1.4 Authorized Leave of Absence - Any absence authorized by the Employer under the Employer's standard personnel practices, provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leave of Absence, and provided further that the Participant returns within the period specified in the Authorized Leave of Absence (or retires). An absence due to service in the Armed Forces of the United States shall be considered an Authorized Leave of Absence provided that the Employee returns to Employment with the Employer within the period during which his right to reemployment is preserved by law.

     1.5 Beneficiary - Any person or persons (natural or otherwise) designated by a Participant on a form supplied by the Plan Administrator in accordance with
Article VI hereof to receive benefits payable in the event of the death of the Participant, or in the absence of any such designated person, the person or entity determined to be a Beneficiary under Article VI hereof.

     1.6 Board - The Board of Directors of United Community Banks, Inc.

     1.7 Break in Service - A Plan Year in which the individual completes no more than 500 Hours of Service, unless such individual is (a) on an Authorized Leave of Absence, or (b) absent from work due to (i) the individual's pregnancy,
(ii) the birth of a child of the individual, (iii) the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) the individual's caring for such child for a period beginning immediately following such birth or placement. Notwithstanding anything herein to the contrary, effective as of December 12, 1994, an individual reemployed by the Employer, in the period during which his right to reemployment after the completion of qualified military service (as defined in Section 414(u)(5) of the Code) is protected by federal law, shall not be deemed to have incurred a Break in Service by reason of such individual's period of qualified military service.

     1.8 Code - The Internal Revenue Code of 1986, as amended from time to time. All references to the Code are deemed to refer to the Internal Revenue Code of 1986 and the Regulations as they now exist or as they may be amended or modified. Any reference to a specific section or subsection of the Code is deemed to refer to that section or subsection and the regulations thereunder as they now exist or as they may be amended.

     1.9 Company - United Community Banks, Inc.

     1.10 Effective Date - This amendment and restatement shall be effective as of January 1, 2001, except where otherwise noted. The Plan was originally effective January 1, 1967.

     1.11 Elective Deferral - The portion of a Participant's Annual Compensation deferred pursuant to the election described in Section 3.1, contributed on his behalf to the Trust and credited to the Participant's Pre-Tax Account. For tax purposes, Elective Deferrals shall be considered Employer contributions to the Plan.

     1.12 Eligible Employee - An Employee described in Section 2.2(a) who is eligible to have Elective Deferrals made on his behalf to the Plan for all or a portion of the Plan Year. An Employee will not cease to be an Eligible Employee merely because he is suspended from making Elective Deferrals due to a withdrawal of contributions, because he elects not to participate (other than an initial, irrevocable election never to participate in any cash or deferred arrangement maintained by the Company or any Affiliated Employer), or because he is prevented from making such Elective Deferrals by operation of Section 415 of the Code.

     1.13 Employee - Any person who is an employee (such term having its customary meaning) of the Employer and who is receiving remuneration for personal services rendered to the Employer (or who is on an Authorized Leave of Absence), other than as an independent contractor. Any Employee who, as of the last day of the Plan Year, has no Annual

Compensation for the Plan Year shall be deemed to have terminated Employment as of the first day of the Plan Year. The term Employee, to the extent mandated by law, shall include leased employees within the meaning of Section 414(n)(2) of the Code unless (i) such leased employees constitute less than twenty percent (20%) of the Employer's non-highly compensated work force within the meaning of
Section 414(n)(5)(C)(ii) of the Code, and (ii) such leased employees are covered by a plan described in Section 414(n)(5) of the Code, in which event such leased employees shall not be considered Employees for purposes of this Plan. Leased Employees shall not be eligible to participate in the Plan. Independent contractors and other individuals under contract with the Employer and designated by the Employer as a non-Employee shall not be eligible to participate in the Plan. If any individual designated by the Employer as an independent contractor or other non-employee classification is later required by action of the Internal Revenue Service, Department of Labor or any other governmental body to be classified as an Employee, such individual shall not be eligible to participate in the Plan prior to such reclassification, and after such reclassification, the individual's participation shall be in accordance with the rules established by the Employer and the Plan Administrator.

     1.14 Employee Benefit Committee or Committee - The body which, if appointed by the Company, shall be the Plan Administrator and be responsible for the administrative management of the Plan, as provided in Article VII. In each instance where the Plan shall refer to the Committee, the reference shall mean the Company for any period for which the Company has not appointed a Committee.

     1.15 Employer - The Company and any Affiliated Employer whose employees are authorized by the Company to participate herein and that, to the extent necessary, adopts the Plan for the exclusive benefit of its Employees in accordance with any conditions required by the Company.

     1.16 Employer Contribution Accounts - The Accounts derived from Employer contributions, which include a Participant's Matching Contribution Account and Profit Sharing Account.

     1.17 Employment - Service as an Employee of the Employer and any Affiliated Employer. The term "Reemployment" means Employment following a prior termination of employment. The terms "Employed" and "Reemployed" shall be used in the same sense as the terms Employment and Reemployment, respectively.

     1.18 Entry Date - The date on which an employee who has satisfied the eligibility requirements of Section 2.2 shall become a Participant. The Entry Dates shall be each January 1, April 1, July 1 and October 1. Notwithstanding the foregoing, the Plan Administrator may establish Entry Dates more frequently than those listed in the preceding sentence.

     1.19 Excess Aggregate Contributions - With respect to any Plan Year, the aggregate amount of Matching Contributions (or any other contribution for purposes of Section 3.5), to the extent such amount exceeds the maximum permissible amount of such contributions under the limitations of Section 3.5 (determined by reducing contributions made on behalf of Highly Compensated Employees, beginning with the Highly Compensated Employee(s) who has the greatest dollar amount of Elective Deferrals for the Plan Year).

     1.20 Excess Contributions - With respect to any Plan Year, the aggregate contributions paid to the Plan as an Elective Deferral (or any other contributions taken into account for purposes of Section 3.3 of the Plan) on behalf of a Highly Compensated Employee for such Plan Year, to the extent such aggregate contributions exceed the maximum amount of such contributions permitted for such Highly Compensated Employee for such Plan Year under the limitations of Section 3.3 (determined by reducing such contributions made on behalf of such Highly Compensated Employees beginning with the Highly Compensated Employee(s) who has the greatest dollar amount of Elective Deferrals for the Plan Year).

     1.21 ERISA - Public Law 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

     1.22 Fiduciaries - The named fiduciaries who shall be the Company, the Plan Administrator, and the Trustee, and other parties designated as fiduciaries by such named fiduciaries in accordance with the powers herein provided, but only with respect to the specific responsibilities of each in connection with the Plan and Trust.

     1.23 Forfeiture - The portion of a Participant's Employer Contribution Accounts not vested at the time of the termination of his employment, and which, in accordance with the provisions hereof, reverts to the Trust Fund and is used to reduce the Employer's Matching Contributions or Profit Sharing Contributions, as provided in Section 4.4.

     1.24 Highly Compensated Employee - Notwithstanding anything contained herein to the contrary, the term "Highly Compensated Employee" includes highly compensated active Employees and highly compensated former Employees. A highly compensated active Employee means any Employee who - (A) was a 5% owner (as defined in Section 416(i)(1) of the Code) of the Employer at any time during the current or the preceding year, or (B) for the preceding year - (i) had compensation from the Employer in excess of $85,000 (as adjusted by the Secretary pursuant to Section 415(d) of the Code), and (ii) if the Employer elects the application of this clause for such preceding year, was in the top-paid group of employees for such preceding year.

     For this purpose, an Employee is in the top-paid group of Employees for any year if such Employee is in the group consisting of the top 20% of the Employees when ranked on the basis of compensation paid during such year.

     A former Employee shall be treated as a Highly Compensated Employee if: (A) such Employee was a Highly Compensated Employee when such Employee separated from service, or (B) such Employee was a Highly Compensated Employee at any time after attaining age 55.

     The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

     For purposes of this subsection, the term "compensation" means compensation within the meaning of Section 415(c)(3) of the Code. The determination will be made without regard to Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code, and in the case of Employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b) of the Code.

     For Plan Years beginning after December 31, 1997, for purposes of this subsection, the term "compensation" means compensation within the meaning of
Section 415(c)(3) of the Code.

     Notwithstanding anything herein to the contrary, for Plan Years commencing on and after January 1, 1997, the "family aggregation" and "contribution ceiling apportionment" provisions set forth in the Plan shall not apply.

     1.25 Holding Company Stock - The common stock of United Community Banks,
Inc.

     1.26 Hour of Service - Each Employee will be credited with an Hour of Service for eligibility for participation purposes for:

          (a) Each hour for which an Employee is paid, or entitled to payment, by the Employer for the performance of duties. These hours shall be credited to the Employee for the computation period in which the duties are performed; and

          (b) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), jury duty, military duty or Authorized Leave of Absence; provided, however, that under this paragraph (b):

               (i) No more than 501 Hours of Service shall be credited for any single continuous period (whether or not such period occurs in a single computation period) during which the Employee performs no duties;

               (ii) No hours shall be credited if such payment is made or due under a plan maintained by the Employer solely for purposes of complying with applicable workmen's compensation, unemployment insurance or disability insurance laws; and

               (iii) No hours shall be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and

          (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. These hours shall be credited to the Employee for the computation period to which the award or agreement pertains rather than to the period in which the award, agreement or payment is made. The same Hours of Service shall not be credited under paragraphs (a) or (b), as the case may be, and this paragraph (c). Crediting of hours for back pay awarded or agreed to with respect to periods described in paragraph (b) shall be subject to the limitations of that paragraph.

               (d) Hours of Service credited under the Plan shall be calculated and credited subject to the rules and restrictions set forth in Department of Labor Regulations Section 2530.200b-2 which regulations are incorporated herein by this reference.

               (e) The method of determining Hours of Service under the Plan shall be in accordance with Department of Labor Regulations Section 2530.200b-3 and shall be applied in a non-discriminatory manner to all Employees or classes of Employees. The Plan may apply different methods and equivalency rules in determining Hours of Service for different classes of Employees.

     1.27 Investment Funds - The investment options established pursuant to Sections 8.2(b) and 8.3 of the Plan into which a participant may direct the investment of his Account.

     1.28 Limitation Year - The 12-month period coinciding with the Plan Year.

     1.29 Matching Contribution - The contribution made by the Employer to match a Participant's Elective Deferrals as provided in Section 3.4.

     1.30 Matching Contribution Account - The account maintained for a Participant to record any Matching Contributions made on his behalf by the Employer pursuant to Section 3.4, and adjustments relating thereto.

     1.31 Non-Highly Compensated Employee - An Employee who is not a Highly Compensated Employee.

     1.32 Normal Retirement Date and Normal Retirement Age - The later of (i) the date the Participant attains age 60 or (ii) the fifth anniversary of the date the Participant commenced participation in the Plan (the Normal Retirement
Age). A Participant's right to his retirement benefit shall become nonforfeitable upon his attaining Normal Retirement Age.

     1.33 Participant - Any Employee who has qualified under the terms of the Plan for participation herein and who remains so qualified.

     1.34 Plan - The United Community Banks, Inc. Profit Sharing Plan as set forth herein, as it may be amended from time to time.

     1.35 Plan Administrator - The Company (or the person, group, organization, or Committee appointed by the Company), which shall have the authority to administer the Plan as provided in Article VII.

     1.36 Plan Year - The 12-month period commencing on January 1 and ending on the next following December 31.

     1.37 Pre-Tax Account - The account maintained for a Participant to record Elective Deferrals deferred pursuant to the election described in Section 3.1, and adjustments related thereto. A Participant's Pre-Tax Account shall at all times be fully vested.

     1.38 Prior Plan - Any other qualified retirement plan that has been merged into or consolidated with, or whose assets and liabilities have otherwise been transferred to, this Plan.

     1.39 Prior Plan Account - The account(s) maintained for a Participant to record his balance from a Prior Plan, and any adjustments relating thereto.

     1.40 Profit Sharing Account - The account maintained for a Participant to record his share of any Profit Sharing Contributions the Employer may elect in its discretion to make pursuant to Section 3.6, and adjustments relating thereto.

     1.41 Profit Sharing Contribution - Any contribution the Employer may elect in its discretion to make pursuant to Section 3.6, and which is credited to the Participant's Profit Sharing Account.

     1.42 Qualified Non-Elective Contributions - Employer contributions made by an Employer in accordance with Section 3.9, which are nonforfeitable when made and which meet the Special Distribution Restrictions.

     1.43 Qualified Non-Elective Contribution Account - The account maintained to record any Qualified Non-Elective Contributions, and adjustments relating thereto.

     1.44 Rollover Account - The account maintained to record any rollover contributions by the Participant pursuant to Section 3.7, and adjustments relating thereto. A Participant's Rollover Account shall at all times be fully vested.

     1.45 Service - A Participant's period of Employment with the Employer, and any corporation, sole proprietorship or partnership that is a member of a controlled group of corporations that includes the Employer, or is under common control, or is a member of an affiliated service group that includes the Employer, or are entities related through the leasing of Employees, as determined under Section 414(b), (c), (m), and (n) of the Code. Service also includes any period of employment for an entity with respect to which the Company is the successor employer.

     1.46 Special Distribution Restrictions - Amounts credited to a Participant's Account(s) which are 100% vested and nonforfeitable when so credited; and which are not distributable to Participants or their Beneficiary(ies) merely by reason of any stated period of participation or the lapse of any fixed number of years, nor earlier than the earliest of:

               (a) Separation from Employment by the Participant;

               (b) Death of the Participant;

               (c) Total Disability of the Participant;

               (d) Attainment of age 59-1/2 by the Participant;

               (e) Except as limited by subsection (g) below, termination of the Plan without establishment of a successor plan;

               (f) Hardship of the Participant, but only if and to the extent permitted by the Code and Regulations issued thereunder; or

               (g) With respect to Elective Deferrals (and earnings thereon), and Matching Contributions (and earnings thereon) taken into account for purposes of Section 3.3, upon (A) termination of the Plan without establishment or maintenance of a successor defined contribution plan,
          (B) sale of substantially all assets used by the Employer in the trade or business in which the Participant is Employed, or (C) the sale of an incorporated Affiliated Employer's interest in a subsidiary; provided, however, that such distributions may only be made if and to the extent permitted by the Code and Regulations issued thereunder.

     1.47 Total Deferrals - With respect to any taxable year of an Employee, the sum of: (i) any Elective Deferrals to this Plan or any pre-tax contributions to any other cash or deferred arrangement (as defined in Section 401(k) of the Code) in lieu of receipt of such amount as compensation; (ii) any elective SEP contributions under Section 402(h) of the Code; and (iii) any salary reduction contribution to any annuity under Section 403(b) of the Code.

     1.48 Total and Permanent Disability - The lasting inability of a Participant, due to illness, accident or other physical or mental incapacity, to perform the customary duties and services of his Employment. The determination as to whether such Total and Permanent Disability exists in any individual case shall be made by the Plan Administrator on the basis of medical and other information provided to it. In the event the Plan Administrator, after examination of the medical and other information provided to it, finds that Total and Permanent Disability within the meaning of this Section does not exist, then it shall by certified mail so notify the Participant in question who shall have the rights set forth in the claims procedure in Section 7.3. The reasonable expenses of determining whether such a Participant is Totally and Permanently Disabled shall be considered an administrative expense of the Trust, and shall be paid as provided in Section 7.10.

     1.49 Trust (or Trust Fund) - The trust fund or funds established pursuant to Article VIII and the Trust Agreement to receive and to invest the amounts deferred by or contributed on behalf of the Participants under the Plan, and from which distributions will be made.

     1.50 Trust Agreement - The agreement entered into between the Company and the Trustee which provides for the holding and investment of the assets of the Plan.

     1.51 Trustee - The Trustee of the Plan is the Trust Department of United Community Bank d/b/a Union County Bank. Effective as of February 1, 2001 (or as soon thereafter as is practical), INTRUST Bank, N.A. shall be the Trustee of the Plan. The term Trustee shall also mean any successor Trustee(s) designated in the manner provided in the Plan and accepting such Trust as provided herein.

     1.52 Valuation Date - The periodic and regularly scheduled date (or dates) for valuation of the individual Investment Funds of the Trust and the respective accounts of Participants. The Investment Fund which is invested in Holding Company Stock may be valued less frequently than the other Investment Funds. The Annual Valuation Date shall be December 31 of each year.

     1.53 Vested Interest - That portion of the Participant's Profit Sharing Account, Pre-Tax Account, Matching Contribution Account, Qualified Non-Elective Contribution Account, Rollover Account, and, if applicable, Prior Plan Account, which under the terms hereof is nonforfeitable.

     1.54 Year of Service - The applicable 12-consecutive month period in which an Employee completes at least 1,000 Hours of Service.

                                   ARTICLE II

                     ELIGIBILITY, PARTICIPATION AND SERVICE

     2.1 Eligibility - Subject to Section 2.2 below, any Eligible Employee who as of the date immediately preceding the effective date was a Participant in the Plan shall continue as a Participant in the Plan on the Effective Date. All other Employees of an Employer shall be eligible to participate upon completion of the requirements set forth in Section 2.2 below, except the following Employees shall not be eligible to participate in the Plan: (i) Employees whose terms and conditions of Employment are determined by collective bargaining with a union or an affiliate thereof representing such persons and with respect to whom inclusion in the Plan has not been expressly provided for in the collective bargaining agreement; (ii) non-resident aliens who receive no earned income from the Employer from sources within the United States; (iii) leased Employees; (iv) independent contractors; and (v) Employees classified by the Employer as temporary or casual.

     2.2 Participation

          (a) Participation Date - Except as set forth in Section 2.1 above, any Employee of an Employer shall be eligible to participate (i) in the Elective Deferral portion of the Plan as of the Entry Date coincident with or next following his date of Employment and (ii) in the Matching Contribution and Profit Sharing Contribution portions of the Plan as of the Entry Date coincident with or next following the date on which the Employee first completes one Year of Service, provided he is still in Employment on such dates.

          (b) Year of Service - For purposes of eligibility for Plan participation, a Year of Service shall mean the first 12-month period during which an Employee has at least 1,000 Hours of Service. The computation period initially to be taken into account for purposes of eligibility shall be the 12-month period commencing with the date of the Employee's Employment, whether such Employment commenced prior or subsequent to the Effective Date. If an Employee is credited with at least 1,000 Hours of Service during such initial 12-month period and such period overlaps two Plan Years in neither of which the Employee is credited with at least 1,000 Hours of Service, he shall nevertheless be credited with a Year of Service for the Plan Year in which he becomes a Participant in the Plan. In the event that the Employee fails to have at least 1,000 Hours of Service during this initial computation period, the eligibility computation period shall be the first Plan Year commencing after the date of Employment and, if necessary, succeeding Plan Years. A Participant's continued eligibility to participate under the Plan shall be determined on a Plan Year basis.

          With regard to an Employee who was actively employed by the Employer on the Effective Date, his Years of Service prior to the Effective Date shall be counted as

     Service hereunder. Years of Service for eligibility purposes with members of a group of related employers shall be credited in accordance with
     Section 11.12 of the Plan.

          (c) Continued Eligibility - A Participant shall continue to be eligible to participate in the Plan as long as he is actively employed in an eligible employment category under Section 2.1.

     2.3 Enrollment for Elective Deferrals - In order to participate in the Elective Deferral portion of the Plan, an Employee must complete the election form described in Section 3.1(b) in the manner provided for therein (or otherwise enroll through a telephone communications or other electronic arrangement). If the date an Employee submits an election form designating a portion of his Annual Compensation to be contributed to the Plan (and indicating the manner in which such amounts shall be invested) is later than the date he would otherwise become a Participant, then his participation in the Elective Deferral portion shall commence as soon as practical thereafter.

     2.4 Return to Employment

          (a) An Employee who has satisfied the eligibility requirements of
     Section 2.1 and 2.2 prior to his termination of Employment and who is thereafter Reemployed, will again be eligible to participate as soon as practical following the date on which he completes an Hour of Service upon Reemployment.

          (b) An Employee who had not satisfied the eligibility requirements of Sections 2.1 and 2.2 prior to his termination of Employment and who is thereafter Reemployed prior to incurring a Break in Service, shall have all his Service with the Employer counted for purposes of the eligibility requirements of Section 2.2.

          (c) Any other Employee who had not satisfied the eligibility requirements of Sections 2.1 and 2.2 prior to his termination of Employment must satisfy the eligibility requirements of Sections 2.1 and 2.2 for participation in the Plan as if he were a new Employee whose Employment commenced on the first date that he completes an Hour of Service following his Reemployment.

     2.5 Maternity or Paternity Leave

          (a) In the case of an Employee who is absent from active Employment with the Employer on account of

               (i) the Employee's pregnancy;

               (ii) the birth of a child of the Employee;

               (iii) the placement of a child with the Employee in connection with the adoption of the child by the Employee; or

               (iv) an absence due to the need for caring for such child for a period beginning immediately following the birth or placement,

          (b) The Hours of Service credited under this Section will be credited in the Plan Year the absence begins only to prevent an Employee from incurring a Break in Service in such Plan Year. In any other case, such hours will be credited in the immediately following Plan Year. The Employee will not be entitled to receive credit for maternity or paternity leave under this Section unless the Employee furnishes to the Plan Administrator, within a reasonable time period as the Plan Administrator may establish, evidence that the absence is on account of one of the four reasons specified in subsection (a) above and evidence of the duration of the absence.

     2.6 Military Service - If a Participant is reemployed after a period of qualified military service, the years, or partial years, of qualified military service will be credited as Years of Service under the Plan, in accordance with
Section 414(u) of the Code. Effective as of December 12, 1994, absence from employment on account of a leave of absence for service in the uniformed armed services of the United States will be counted as employment with the Employer if, and only if, that leave of absence does not extend beyond the end of the period during which the Employee's reemployment rights are protected under Veterans' Reemployment Act (as modified by the Uniformed Services Employment and Reemployment Rights Act) (herein referred to as "USERRA") and the Employee presents himself for employment with an entity constituting the Employer at or prior to the end of such leave. In addition, if the Employee presents himself for return to service with the Employer within the period during which his reemployment rights are protected under USERRA, the period of his absence from employment between the end of his active duty period and his return to employment with the Employer will be considered service with the Employer. If the Employee does not return to active employment with the Employer, his Service will be deemed to have ceased on the earliest date permitted under applicable law. The Employer's leave policy shall be applied in a uniform and nondiscriminatory manner to all Participants under similar circumstances.

     2.7 Transfers of Employment Among Employers - In determining Years of Service for any purpose under the Plan, the following rules shall apply:

          (a) Service completed for any Employer shall count for purposes of eligibility and vesting under the Plan.

          (b) A transfer of an Employee from the employ of one Employer to the employ of another Employer shall not interrupt Employment.

     2.8 Eligibility to Participate, Service and Annual Compensation for Employees of Acquired Companies or Business Units

          (a) Bankers Bank Employees - Each employee of the Bankers Bank on September 30, 1994 who became employed by the Employer on October 1, 1994 as a result of the Company's acquisition of certain assets of the mortgage business of the Bankers Bank shall be credited with Years of Service for purposes of Participation under Section 2.2 and vesting under Section 5.5 and for purposes of qualifying for a Profit Sharing Contribution under Section 3.6, by including all service while employed by the Bankers Bank as if such service had been with the Employer and had been determined in accordance with the Plan, including the break in service rules. Each such Employee who satisfied the minimum service requirements of Section 2.2(b) as of October 1, 1994 became a Participant on that date and became eligible to make Elective Deferrals and receive related Matching Contributions starting as of such date. For purposes of any Profit Sharing Contribution for the Plan Year ending December 31, 1994, under Section 3.6, (i) Annual Compensation determined for any Employee described above shall only take into account Annual Compensation for the period of employment with the Employer and not compensation from the Bankers Bank, and (ii) service with the Bankers Bank credited under this Section 2.8(a) shall be counted in determining whether a Participant has a Year of Service for such Plan Year.

          (b) First Union Employees - Each Employee who was employed by First Union National Bank on April 6, 1995, who became an Employee of the Employer on April 7, 1995 as a result of the Company's acquisition of certain assets of First Union National Bank shall be credited with Years of Service for purposes of participation under Section 2.2 and vesting under
     Section 5.5 and for purposes of qualifying for a Profit Sharing Contribution under Section 3.6, by including all service while employed by First Union National Bank as if such service had been with the Employer and had been determined in accordance with the Plan, including the break in service rules. Each such Employee who has satisfied the minimum service requirements of Section 2.2(b) as of April 7, 1995 became a Participant on that date and became eligible to make Elective Deferrals and receive related Matching Contributions starting as of such date. For purposes of any Profit Sharing Contribution for the Plan Year ending December 31, 1995, under Section 3.6, (i) the Annual Compensation determined for any Employee described above shall only take into account Annual Compensation for the period of employment with the Employer and not compensation from First Union National Bank, and (ii) service with First Union National Bank credited under this Section 2.8(b) shall be counted in determining whether a Participant has a Year of Service for such Plan Year.

          (c) Other Acquisitions by Employers - Unless United Community Banks, Inc. or the Company provide otherwise in connection with an acquisition, if the Employer acquires a company, branch or business unit, the employees of that acquired company, branch or business unit who become Employees of the Employer as a result of the acquisition on the date immediately following the acquisition date shall be credited with Years of Service for purposes of participation under Section 2.2 and vesting under Section 5.5 and for purposes of qualifying for a Profit Sharing Contribution under Section 3.6, by including service while employed by the acquired company, branch or business unit as if such service had been with the Employer and had been determined in accordance with the Plan, including the Plan's Break in Service rules. Each such Employee who has satisfied the minimum service requirements of Section 2.2(b) as of the date he becomes an Employee of the Employer shall become a Participant on the Entry Date coincident with or next following the date he becomes an Employee of the Employer and shall be eligible to make the Elective Deferrals and receive related Matching Contributions starting as of such date or as soon thereafter as is administratively practical. For purposes of any Profit Sharing Contribution for the Plan Year in which the acquisition occurs, under Section 3.6, (i) the Annual Compensation determined for any Employee described above shall only take into account Annual Compensation for the period of employment with the Employer and not compensation from the acquired company or business unit prior to the acquisition, and (ii) service with the acquired company or business unit credited under this Section 2.8(c) shall be counted in determining whether a Participant has a Year of Service for such Plan Year.

          (d) Adopting Employers - Unless United Community Banks, Inc. or the Company provide otherwise as to an Affiliated Employer, effective as of August 31, 1995, each Eligible Employee who was employed by an Employer on the date on which the Employer became an Affiliated Employer shall be credited with Years of Service for purposes of eligibility to participate under Section 2.2 and vesting under Section 5.5 and for purposes of qualifying for a Profit Sharing Contribution under Section 3.6, by including service while employed by the Employer as if such service had been with the Employer and had been determined in accordance with the Plan, including the Plan's Break in Service rules. Each such Employee who satisfies the minimum service requirements of Section 2.2(b) as of the date the Employer adopts the Plan pursuant to Section 11.11 shall become a Participant on the Entry Date coincident with or next following the date the Employer adopts the Plan and shall be eligible to make Elective Deferrals and receive related Matching Contributions starting as of such date or as soon thereafter as is administratively practical. For purposes of any Profit Sharing Contribution for the Plan Year in which the Employer adopts the Plan, under Section 3.6, (i) the Annual Compensation determined for any Employee described above shall only take into account Annual Compensation for the period of employment after the Affiliated Employer adopted the Plan, and (ii) service with the Employer credited under this
     Section 2.8(d) shall be counted in determining whether a Participant has a Year of Service for such Plan Year.

                                  ARTICLE III

                 CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS

     3.1 Elective Deferrals

          (a) Amount of Elective Deferrals - Pursuant to the election described in subsection (b) below, each Participant who is eligible to make Elective Deferrals in accordance with Section 2.2 may defer under this Plan in any Plan Year from 2% to 15% of his Annual Compensation in 1% increments or as a fixed dollar amount, in accordance with such rules and regulations as may be established by the Plan Administrator and subject to the limitations contained in Sections 3.2, 3.3 and 4.5. In the event that a Participant elects to defer a portion of his Annual Compensation under this Plan, it will be designated for contribution by the Employer to the Trust, on behalf of the Participant, and for deposit in his Pre-Tax Account. All amounts deposited to a Participant's Pre-Tax Account shall at all times be fully vested.

          (b) Election to Defer - Subject to the provisions of subsection (d), Participants may elect each Plan Year to defer a portion of their Annual Compensation by delivering to the Plan Administrator or its agent a properly completed election providing for such deferral for such Plan Year. The Plan Administrator shall establish such nondiscriminatory time requirements for the delivery of election forms as it deems necessary for the proper administration of the Plan. Elections shall initially be effective for the first payroll period commencing on or after the Entry Date subsequent to the Participant's deferral election. Such election shall continue in effect from year to year until the earlier of the date the Participant making the election ceases participation in the Plan, or the date an adjustment election described in subsection (c) becomes effective.

          (c) Elective Deferral Adjustment - Subject to the provisions of subsection (d), a Participant who has elected under subsection (b) to defer a portion of his Annual Compensation for a Plan Year may elect to increase or reduce the amount of his deferral as provided in this subsection. A Participant may elect to increase or reduce the amount of his deferral, effective as of the first payroll period commencing on or after the first day of each calendar quarter (or more frequently or less frequently as may be established by the Plan Administrator), provided that the Participant's change election is received by the Plan Administrator at least 15 days (or such other nondiscriminatory time period established by the Plan Administrator) before such change is to be effective. The Plan Administrator may, in its sole discretion, from time to time permit special interim Elective Deferral adjustment dates. Any change which becomes effective pursuant to this subsection shall remain in effect until the earlier of the date the Participant making the election ceases participation in the Plan, or the date a subsequent adjustment election first becomes effective.

     A Participant may elect to terminate his deferral of a portion of his Annual Compensation under the Plan by delivering a change form to the Plan Administrator. Such Elective Deferral termination election shall be effective as soon as administratively practical subsequent to such Participant's election. If a Participant terminates his contributions, such Participant cannot again elect to defer a portion of his Annual Compensation pursuant to Section 3.1(a) and (b) until the first payroll period commencing on or after the first day of any subsequent calendar quarter, or more frequently or less frequently as may be established by the Plan Administrator.

          (d) Method of Making Election - An election made pursuant to subsections (b) or (c) of this Section 3.1 shall be made in writing on a form prescribed by the Plan Administrator or through other arrangements, including telephone and other electronic means, established by the Plan Administrator. An election to commence, increase or decrease the amount of Elective Deferrals shall specify the amount of deferral desired, subject to the limitation in subsection (a) above. Any election purporting to defer more than the maximum percentage of Annual Compensation as specified in
     Section 3.1(a) shall be treated as an election to defer such maximum percentage.

          (e) Payroll Deductions - The contribution of Elective Deferrals shall normally be accomplished through an automatic payroll deduction arrangement. However, the Plan Administrator may, in its discretion, allow such contributions to be made in a manner other than through regular payroll deductions if consistent with applicable law and regulations.

     3.2 Limitation of Total Deferrals; Return of Contributions - Notwithstanding any other provision of this Plan, in no event shall the Total Deferrals of any individual with respect to any taxable year of such individual exceed $10,500, or such adjusted amount as is established by the Secretary from time to time in accordance with cost of living adjustments under Section 401(a)(17)(B) of Code, for all plans in which such individual is a participant, whether or not maintained by the Employer. In the event such Total Deferrals of a Participant or former Participant exceed such limitation for any taxable year of such Participant, such Participant or former Participant shall, not later than March 1 following the close of, and with respect to, the taxable year in which such excess Total Deferrals were made, (i) notify the Plan Administrator in writing of the Total Deferrals made under any plan other than this Plan, (ii) allocate in writing such excess Total Deferrals between or among such other plans and this Plan, and (iii) state in writing that if such excess Total Deferrals allocable to the Plan are not distributed, the deferral limitations of
Section 402(g) of the Code will be exceeded for the Participant's taxable year with respect to which such Total Deferrals occurred. Upon such notification the Plan Administrator shall distribute any excess Total Deferrals (and any income allocable thereto) allocable to the Plan to the relevant Participant not later than April 15 of the calendar year following the close of the taxable year of the Participant with respect to which such excess Total Deferrals were made. Solely for purposes of the preceding sentence, the income deemed allocable to any such excess Total Deferrals shall be determined in accordance with Regulations issued by the Secretary. The amount of excess Total Deferrals to be distributed for a taxable year shall be reduced by any

Excess Contributions previously distributed to the Participant during the Plan Year beginning in such taxable year.

     3.3 Limitation on Elective Deferrals

          (a) Limitation - Notwithstanding any provision in the Plan to the contrary, in any Plan Year the Average Deferral Percentage for Highly Compensated Employees shall not exceed the greater of (i) or (ii) below:

               (i) The Average Deferral Percentage of all other Eligible Employees who are Non-Highly Compensated Employees for the Plan Year, multiplied by 1.25, or

               (ii) The Average Deferral Percentage of all other Eligible Employees who are Non-Highly Compensated Employees determined for the Plan Year, multiplied by 200%, provided, however, that in this case the Average Deferral Percentage of the Highly Compensated Employees shall not exceed the Average Deferral Percentage of the Non-Highly Compensated Employees by more than two percentage points.

          (b) Average Deferral Percentage - For purposes of subsection (a) above, Average Deferral Percentage shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of a specified group of Participants. Actual Deferral Percentage shall mean a ratio (expressed as a percentage) of the amount of Elective Deferrals made on behalf of a Participant for the Plan Year to such Participant's Annual Compensation for such Plan Year. The Average Deferral Percentage for Non-Highly Compensated Employees will be determined based on the amount of Elective Deferrals and Annual Compensation and an Employee's status as a Non-Highly Compensated Employee for the Plan Year. The Employer has elected to use the current-year testing method in accordance with the rules established under
     Section 401(k) of the Code.

          For purposes of the preceding paragraph:

               (i) the Employer may elect to include as an amount contributed as an Elective Deferral on behalf of a Participant for purposes of this Section, any Matching Contributions or Qualified Non-Elective Contributions which meet the Special Distribution Restrictions.

               (ii) Elective Deferrals will be taken into account for purposes of determining the Actual Deferral Percentage of a Participant for a Plan Year only if allocated to the Participant as of a date within that Plan Year, is not contingent on participation or performance of services after such date, and is actually paid to the Trust no later than 12 months after the Plan Year to which the contribution relates.

               (iii) Actual Deferral Percentages and Average Deferral Percentages shall be computed to the nearest one hundredth of one percent (1/100%).

          (c) Special Adjustments - For purposes of this Section, the following special rules shall apply:

               (i) If any Highly Compensated Employee is eligible to have Elective Deferrals (or other contributions treated as Elective Deferrals) allocated to his account under two or more plans or arrangements described in Section 401(k) of the Code maintained by the Company or an Affiliated Employer, all such Elective Deferrals (and other such contributions) shall be aggregated as if made under a single plan or arrangement.

               (ii) If two or more plans of the Company are treated as one plan for purposes of Section 410(b) and/or Section 401(a)(4) of the Code because such plans would not otherwise satisfy such Section 410(b) and/or Section 401(a)(4), such plans shall be treated as one plan for purposes of this Section. If a Highly Compensated Employee participates in two or more plans of the Company to which such contributions are made by or on behalf of such Highly Compensated Employee, all such contributions shall be aggregated for purposes of this Section.

          (d) Adjustment of Elective Deferrals - If during a Plan Year the Plan Administrator determines that there is a likelihood that the Average Deferral Percentage of the Highly Compensated Employees will exceed the limitation specified in subsection (a), then the Plan Administrator may prospectively reduce the deferrals of the Highly Compensated Employees by such amount and beginning as of such pay period during the Plan Year as is deemed necessary by the Plan Administrator in its sole discretion to prevent the limitation in subsection (a) from being exceeded for the Plan Year. The Plan Administrator may terminate (in whole or in part) any reduction of deferrals under this subsection which is no longer necessary to prevent the limitation specified in subsection (a) from being exceeded for the Plan Year. Whenever necessary during the Plan Year, the Plan Administrator may institute further reductions of deferrals, or reinstate reductions of deferrals, to the extent required to prevent the limitation in subsection (a) from being exceeded. Any adjustment in Participant Elective Deferrals made pursuant to this subsection shall, to the extent possible, reduce the deferral of each affected Participant by an identical percentage of Annual Compensation.

          (e) Distribution of Excess Contributions and Income - If the Elective Deferral feature of the Plan fails the limitations of subsection (a) for any Plan Year, then except as may be otherwise provided in this Section and notwithstanding any other provision of the Plan, any Excess Contributions for such Plan Year (and net any income allocable thereto) shall be distributed to the

     Highly Compensated Employees not later than two and one-half (21/2) months following the Plan Year with respect to which such Excess Contributions were made. Alternatively, any Excess Contributions may be distributed not later than the end of the Plan Year following the Plan Year with respect to which the Excess Contributions were made, provided the Company pays any applicable excise tax on such distribution. The Plan may use any reasonable method for computing the income allocable to Excess Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participant's accounts. The amount of Excess Contributions to be distributed with respect to an Employee for a Plan Year shall be reduced by any excess Elective Deferrals previously distributed during the taxable year ending in the same Plan Year.

     Notwithstanding anything herein to the contrary, any distribution of the Excess Contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such Employees. Excess Contributions will be distributed according to the following procedures:

               (i) The dollar amount of Excess Contributions is computed for each affected Highly Compensated Employee.

               (ii) The Excess Contributions are distributed in the following manner:

                         (1) Reduce the applicable contributions beginning with
                    the Highly Compensated Employee with the highest dollar amount to equal the dollar amount of the Highly Compensated Employee with the next highest dollar amount of contributions.

                         (2) This amount will be distributed to the Highly
                    Compensated Employee with the highest dollar amount.

               (iii) Repeat step 2 until total Excess Contributions are distributed.

          Any such distribution may and shall be made without regard to any other provision of this Plan restricting distributions. Any such Excess Contributions distributed to a Highly Compensated Employee (with earnings thereon) shall be distributed pro rata from any Account which contains contributions used in computing Average Deferral Percentages, based on contributions made to such Accounts during such Plan Year.

          To the extent that a Highly Compensated Employee receives a distribution of Excess Contributions pursuant to this section, any Matching Contributions made on behalf of the Highly Compensated Employee which are attributable to the distributed Excess Contributions shall be treated as a Forfeiture.

          (f) Determinations by Plan Administrator - Notwithstanding the foregoing provisions of this Section, any determination required by this Section shall be made by the Plan Administrator, and the determination by such Plan Administrator of the method of compliance with subsection (a) and reduction of deferrals in excess of that permitted by subsection (a), in accordance with subsection (d), and the determination of the amount of any Excess Contribution to be distributed pursuant to subsection (e), shall be final, binding, and conclusive as to all Participants, former Participants, Beneficiaries, and any other person or entity associated with or benefiting from this Plan.

          (g) Multiple Use Limitation - In the event that the multiple use limitations set forth in Section 1.401(m)-2(b) of the Regulations applies with respect to any Highly Compensated Employee, the Actual Deferral Percentages of each Highly Compensated Employee shall be reduced (beginning with such Highly Compensated Employee whose Actual Deferral Percentage is highest) so that the multiple use limitation is not exceeded. The amount by which each Highly Compensated Employee's Actual Deferral Percentage is reduced shall be treated as an Excess Contribution as provided under
     Section 3.3(e).

          (h) Priority of Application of Sections - Section 3.2 shall be applied before this Section; provided, however, that, except to the extent provided in Regulations, any amounts distributed under Section 3.2 shall be deemed not to have been distributed for purposes of this Section. This Section shall be applied before Section 3.5 of the Plan.

     3.4 Matching Contributions - The Employer (or the Company on behalf of the Employer) will make a Matching Contribution to the Plan for the credit of each Participant who is eligible to receive Matching Contributions in accordance with
Section 2.2, and who has deferred a portion of his Annual Compensation as an Elective Deferral as provided in Section 3.1. Subject to the provisions of Sections 3.5 and 4.5, the amount of the Matching Contribution to be made under this Section shall be 100% of the Participant's Elective Deferrals up to a total of 5% of a Participant's Annual Compensation. Notwithstanding anything in the Plan to the contrary, the Employer (or the Company) may elect, in its sole discretion, to make Matching Contributions each pay period or at such other times during the Plan Year as it deems appropriate.

          3.5 Limitation on Matching Contributions

          (a) Limitation - Notwithstanding any provision in the Plan to the contrary, the Average Contribution Percentage for Highly Compensated Employees for any Plan Year shall not exceed the greater of (i) or (ii) below:

               (i) The Average Contribution Percentage of all Eligible Employees who are Non-Highly Compensated Employees for the Plan Year, multiplied by 1.25, or

               (ii) The Average Contribution Percentage of all Eligible Employees who are Non-Highly Compensated Employees, determined for the Plan Year, multiplied by 200%, provided, however, that in this case the Average Contribution Percentage of the Highly Compensated Employees shall not exceed the Average Contribution Percentage of the Non-Highly Compensated Employees by more than two percentage points.

          (b) Average Contribution Percentage - For purposes of subsection (a) above, Average Contribution Percentage shall mean the average (expressed as a percentage) of the Actual Contribution Percentage of a specified group of Participants. Actual Contribution Percentage shall mean a ratio (expressed as a percentage) of the amount of Matching Contributions made on behalf of a Participant for the Plan Year to such Participant's Annual Compensation for such Plan Year. The Average Contribution Percentage for Non-Highly Compensated Employees will be determined based on the amount of Matching Contributions and Annual Compensation and an Employee's status as a Non-Highly Compensated Employee for the Plan Year. The Employer has elected to use the current year testing method in accordance with the rules established under Section 401(m) of the Code.

     For purposes of the preceding paragraph:

               (i) The Employer may elect to include as an amount contributed on behalf of a Participant for purposes of this Section any Elective Deferrals or Qualified Non-Elective Contributions which satisfy the conditions of Section 1.401(m)-1(b)(5) of the Regulations.

               (ii) Matching Contributions will be taken into account for purposes of determining the Actual Contribution Percentage of a Participant for a Plan Year only if allocated to the Participant as of a date within that Plan Year, is made on behalf of an Employee on account of the Participant's Elective Deferral contributions for the Plan Year, and is actually paid to the Trust no later than 12 months after the Plan Year to which the contribution relates.

               (iii) Actual Contribution Percentages and Average Contribution Percentages shall be computed to the nearest one hundredth of one percent (1/100%).

          (c) Special Adjustments - For purposes of this Section, the following special rules shall apply:

               (i) If any Highly Compensated Employee is eligible to have Matching Contributions (or other contributions taken into account in determining Average Contribution Percentages) allocated to his account under two or more plans or arrangements described in Section 401(m) of the Code maintained by the Company or an Employer, all such Matching Contributions (and other such contributions) shall be aggregated as if made under a single plan or arrangement.

                    (ii) If two or more plans of the Company are treated as one plan for purposes of Section 410(b) and/or Section 401(a)(4) of the Code because such plans would not otherwise satisfy such
               Section 410(b) and/or Section 401(a)(4), such plans shall be treated as one plan for purposes of this Section. If a Highly Compensated Employee participates in two or more plans of the Company to which such contributions by or on behalf of such Highly Compensated Employee are made, all such contributions shall be aggregated for purposes of this Section.

          (d) Employees Taken Into Account - Each Employee who is eligible to receive Matching Contributions (or is eligible to receive other contributions which are taken into account under this Section 3.5) shall be taken into account as a Highly Compensated Employee or Non-Highly Compensated Employee, as applicable, for purposes of this Section, whether or not any such contributions are made by or on behalf of such Employee.

          (e) Distribution of Excess Aggregate Contributions and Income - Notwithstanding any other provision of the Plan, any Excess Aggregate Contributions for such Plan Year (and net any income allocable thereto) shall be distributed to the Highly Compensated Employees not later than two and one-half (2 1/2) months following the Plan Year with respect to which such Excess Aggregate Contributions were made. Alternatively, any Excess Aggregate Contributions may be distributed not later than the end of the Plan Year following the Plan Year with respect to which the Excess Aggregate Contributions were made, provided the Company pays any applicable excise tax on such distribution. The Plan may use any reasonable method for computing the income allocable to Excess Aggregate Contributions, provided that the method does not violate Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants' Accounts.

     Notwithstanding anything herein to the contrary, any distribution of the Excess Contributions for any Plan Year shall be made to Highly Compensated Employees on the basis of the amount of contributions by, or on behalf of, each of such Employees. Excess Aggregate Contributions will be distributed according to the following procedures

               (i) The dollar amount of Excess Aggregate Contributions is computed for each affected Highly Compensated Employee.

               (ii) The Excess Aggregate Contributions are distributed in the following manner:

                    (1) Reduce the applicable contributions beginning with the
               Highly Compensated Employee with the highest dollar amount to equal the dollar amount of the Highly Compensated Employee with the next highest dollar amount of contributions.

                    (2) This amount will be distributed to the Highly
               Compensated Employee with the highest dollar amount.

          (iii) Repeat step 2 until total Excess Aggregate Contributions are distributed.

          Any such distribution may and shall be made without regard to any other provision of this Plan restricting distributions. Any such Excess Contributions distributed to a Highly Compensated Employee (with earnings thereon) shall be distributed pro rata from any Account which contains contributions used in computing Average Deferral Percentages, based on contributions made to such Accounts during such Plan Year.

          (f) Determinations By Plan Administrator - Notwithstanding the foregoing provisions of this Section, any determination required by this Section shall be made by the Plan Administrator, and the determination by such Plan Administrator of the method of compliance with subsection (a) and the determination of the amount of any Excess Aggregate Contribution to be distributed pursuant to subsection (e), shall be final, binding, and conclusive as to all Participants, former Participants, Beneficiaries, and any other person or entity associated with or benefiting from this Plan.

          (g) Priority of Application of Sections - The provisions of Section
     3.2 shall be applied before Section 3.3, which, in turn, shall be applied before this Section.

     3.6 Profit Sharing Contributions - For each Plan Year, each Employer (or the Company on behalf of the Employer if permitted by law) may in its sole discretion elect to make a Profit Sharing Contribution to the Plan, in the amount determined by the Employer (or the Company), for the credit of each Participant who is eligible to receive Profit Sharing Contributions in accordance with Section 2.2 and who is an Employee on the last day of the Plan Year to which such Profit Sharing Contribution relates. Any such Profit Sharing Contribution shall be allocated in accordance with Section 4.3. In no event shall the contribution by the Company or the Employer under this Section 3.6 be greater than the amount permissible under Section 4.3 or deductible by the Company or Employer for federal income tax purposes for the taxable year with respect to which the contribution is made, plus such additional amount as may be deductible by reason of a deduction carry forward from any prior year (or years) when less than the maximum deductible amount was actually contributed. Prior to January 1, 2001, the Profit Sharing Contribution shall be administered in accordance with Section 11.13. Notwithstanding anything in the Plan to the contrary, the Employer (or the Company) may elect, in its sole discretion, to make Profit Sharing Contributions (if any) more frequently or less frequently than each Plan Year.

     3.7 Rollover Contributions - With the consent of the Plan Administrator, the Trustee may receive and invest any amounts received from an Employee, from another qualified plan, whether in the form of a rollover or in the form of a trust-to-trust transfer (within the time prescribed by law for such rollovers). Such amounts shall be held for the benefit of a Participant in a Rollover Account established for his benefit. The Plan Administrator and the Trustee may request such information from the Participant as they deem necessary to determine that a proper rollover contribution is being made. Upon termination of Employment, the Participant's Rollover Account shall be distributed in accordance with Article V.

     3.8 Contributions on Account of Veteran's Reemployment Rights - An Employee reemployed after a period of qualified military service in accordance with
Section 414(u) of the

Code shall be credited with Matching Contributions for his period of qualified military service to the extent that he contributes an amount up to the total Elective Deferrals attributable to his period of qualified military service in accordance with (a), within the period determined under (b), and based on the assumptions in (c):

          (a) Repayment Amount - The Employee may make contributions under this
     Section 3.8 in one or more payments that total no more than the total Elective Deferrals he would have been permitted to contribute during his period of qualified military service, subject to otherwise applicable limitations contained in Sections 402(g), 403(b), 404(a), 404(h), 408, 415 or 457 of the Code with respect to the year in which the contributions are made, had he continued to be employed by the Employer during such period of qualified military service. Adjustment of the amount shall be made for any Elective Deferrals actually made during the period. Amounts contributed under this section shall not include the crediting of any earnings prior to the date the contribution is actually made. Allocation of Forfeitures with respect to the period of qualified military service is not required. In the absence of specific designation by the Employee, payments shall be first characterized as Elective Deferrals up to the maximum amount permitted.

          (b) Repayment Period - The Employee must make contributions under this
     Section 3.8 to the Plan within a period beginning on his date of reemployment and ending as of the earlier of (i) a period equal to three times his period of qualified military service under Section 414(u) of the Code, or (ii) five years.

          (c) Annual Compensation Assumption - For purposes of determining the amount of contributions permitted under this Section 3.8, the reemployed Employee will be treated as having received during his period of qualified military service the compensation included in Annual Compensation determined under Section 1.3 for periods of qualified military service.

          (d) Accounts - Once contributions by the Employer and Employee have been made under this section, the contribution will be allocated to the appropriate subaccount.

          (e) Compliance - Contributions by the Employer and an Employee rehired following qualified military service are intended to comply with Section 414(u) of the Code and any regulations or rulings thereunder as may be issued from time to time.

     3.9 Qualified Non-Elective Contributions - Subject to all the terms and conditions of the Plan, the Employer may, in lieu of distributing Excess Contributions as provided in Section 3.3 or Excess Aggregate Contributions as provided in Section 3.5 for any Plan Year, make Qualified Non-Elective Contributions for such Plan Year on behalf of Participants who are Nonhighly Compensated Employees in an amount sufficient to satisfy the limitations under
Section 401(k) of the Code described in Section 3.3 or the limitations under
Section 401(m) of the Code described in Section 3.5, or both. The Qualified Non-Elective Contributions, if any, made on a Participant's behalf for a Plan Year will be allocated to his Qualified Non-Elective Account as of the last day of that Plan Year.

     3.10 Fund for Exclusive Benefit of Participants - All assets of the Trust Fund shall be held hereunder and in accordance with Article VIII for the exclusive benefit of the Participants and their Beneficiaries for the purpose of distributing to such Participants and Beneficiaries both the corpus and income of the Trust Fund in accordance with the provisions of Article V hereof. No part of the Trust Fund corpus or income shall be used for or diverted to purposes other than for the exclusive benefit of Participants and Beneficiaries under the Plan (other than such part as is required to pay taxes and expenses of administration); provided that the Company hereby reserves the right to amend or terminate the Plan at any time as provided in Articles IX and X hereof.

     To the extent permitted by the Code and applicable rules and regulations thereunder and notwithstanding anything herein to the contrary, upon the Employer's request, a contribution which was made by a mistake of fact, or conditioned upon the initial qualification of the Plan, or upon the deductibility of the contribution under Section 404 of the Code, shall be returned to the Employer (with any Elective Deferrals being refunded for the benefit of Employees on whose behalf the contributions were made to the Trust) within one year after the payment of the contribution, the denial of the qualified status of the Plan or the disallowance of the deduction for such contribution (to the extent disallowed), whichever is applicable. All contributions by the Employer to the Plan are expressly conditioned upon their deductibility and, if all or part of a contribution is determined not to be deductible, the portion that is nondeductible shall be returned to the Employer.

     3.11 Special 1993 Employer Contribution for Certain Participants in the Former Citizens Bank Employee 401(k) Plan - The Employer has made a "Special 1993 Employer Contribution" for certain Participants (as defined below) who participated in the former Citizens Bank Employee 401(k) Plan (the "Former Citizens Plan"). The amount of such contribution was equal to the allocable amount for such Participants of the "Contingent Withdrawal Charge," which was imposed by the Equitable on the assets of the Former Citizens Plan upon the cessation of the investment relationship with the Equitable. The contribution was made on behalf of all Participants who: (1) were participants in the Former Citizens Plan, (2) had their account balances in the Former Citizens Plan transferred to the Plan, and (3) were actively employed by the Employer on January 1, 1993. Participants who terminated employment prior to January 1, 1993 were not eligible to receive an allocation under this Section. The contribution was allocated among such eligible Participants in the same proportion as the total account balance of each such Participant in the Former Citizens Plan as of December 31, 1992 beared to the total account balances of such Participants in the Former Citizens Plan as of December 31, 1992. Upon allocation, such contribution was directed to be held in the Employer Contribution Account of each Participant and invested as provided in Article VIII of the Plan. Further, such contribution is subject to the provisions of Section 5.5 of the Plan, which governs the determination of a Participant's Vested Interest.

                                   ARTICLE IV

                            INTEREST OF PARTICIPANTS

4.1 Accounts of Participants - The Plan Administrator, or its agent, shall maintain separate accounts on its books, for record keeping purposes only, for each Participant. A given Participant may have multiple accounts (which may be further divided by the Plan Administrator into subaccounts): (i) a Pre-Tax Account to record any portion of his Annual Compensation which he defers pursuant to Section 3.1; (ii) a Matching Contribution Account to record any Matching Contributions with which he may be credited pursuant to Section 3.4;
(iii) a Profit Sharing Account to record any Profit Sharing Contributions with which he may be credited pursuant to Section 3.6; (iv) a Rollover Account to record any rollover contributions and transfers made pursuant to Section 3.7;
(v) a Qualified Non-Elective Contribution Account to record any Non-Elective Contributions made pursuant to Section 3.9; and (vi) a Prior Plan Account to record a Participant's interest from a Prior Plan. The maintenance of accounts or subaccounts for individual Participants is only for recordkeeping purposes, and a segregation of the assets of the Trust Fund to each Participant's accounts shall not be required.

     4.2 Allocation of Income, Expense, Fluctuations in Asset Value, Etc. - As of the close of business on each Valuation Date, the Trustee shall:

          (a) Adjust each Participant's Account for gains or losses experienced by each Investment Fund in accordance with Section 8.2(d); and

          (b) Make appropriate adjustments in the Accounts of all Participants, former Participants and Beneficiaries who have unpaid balances in their Accounts at such time, by allocating pro rata among such Accounts based on the respective balances thereof, any expenses, costs, or other income (excluding contributions) of the Trust Fund (to the extent such expenses or costs are not paid by the Company and to the extent such items are not already included in the adjustment described in Section 4.2(a) above) since such preceding Valuation Date.

     4.3 Allocations of Employer Profit Sharing Contributions - As of each Annual Valuation Date, and after the allocation provided in Section 4.2, the Employer Profit Sharing Contribution for the then ending Plan Year shall be allocated to the respective Profit Sharing Accounts of each Qualifying Participant of the Employer who is eligible to receive a Profit Sharing contribution as provided in Section 2.2, in the same proportion that his Annual compensation for the Plan Year bears to the total Annual Compensation of all such eligible Qualifying Participants for that Plan Year. An eligible Participant shall be a Qualifying Participant if he is employed on the last day of the applicable Plan Year and completes a Year of Service for such Plan Year. Further, part-time Employees who otherwise satisfied the eligibility requirements of Section 2.2 as of June 30, 1994, who completed a Year of Service for the Plan Year ending December 31, 1994, and who are employed on the last day of such Plan Year shall be deemed Qualifying Participants for such Plan Year and shall be eligible to receive a Profit Sharing Contribution for such Plan Year.

4.4      Disposition of Forfeitures and Amounts Subject to Buy-Back Option

          (a) Participants Who Terminate Employment - In the case of an Employee who has terminated Employment, the amount standing to his credit in his Employer Contribution Accounts in which he has no Vested Interest shall be forfeited and allocated as provided in Section 4.4(d) as of the first day of the calendar month following the earlier of (i) the date on which he incurs a one year Break in Service, or (ii) the date on which payment of the terminated Participant's Vested Interest in his Employer Contribution Accounts commences. If the Participant has no Vested Interest in his Employer Contribution Accounts, his entire account shall be forfeited and allocated as provided in Section 4.4(d) annually, provided that his Employer Contribution Accounts may later be restored in accordance with
     Section 4.4(c). After termination of his Employment, a former Employee's Vested Interest (if any) in his Employer Contribution Accounts shall be distributed or held for distribution in accordance with Article V hereof.

          (b) Buy-Back Option - A Participant who received a distribution of less than 100% of his Employer Contribution Accounts and who is reemployed by the Employer prior to incurring five consecutive one year Breaks in Service, shall have an option to "buy back" the amount which was subject to forfeiture by paying to the Plan the full amount of the distribution paid to him from his Employer Contribution Accounts. His buy-back option shall continue until he has been Reemployed for five years. Upon such full repayment, the amount in his Employer Contribution Accounts shall be restored, and such restored amount shall not be less than the total of the amount repaid and the amount forfeited. If such restored amount is less than such minimum, the difference shall be credited to the Participant's Employer Contribution Accounts, either out of Forfeitures or Trust Fund earnings attributable to the Plan Year in which the Participant exercises his buy-back option, or by an additional Employer contribution, as determined in the sole discretion of the Plan Administrator.

          (c) Participant With No Vested Interest - If a Participant who has no Vested Interest in his Employer Contribution Accounts incurs a Break in Service, and if the Participant is Reemployed by the Employer prior to incurring five consecutive one year Breaks in Service, upon such Reemployment, the amount in his Employer Contribution Accounts at the time he terminated Employment shall be restored, either out of Forfeitures or Trust earnings attributable to the Plan Year in which he is reemployed, or by an additional Employer contribution, as determined in the sole discretion of the Plan Administrator.

          (d) Allocation of Forfeitures - Forfeitures shall be used to reduce the Employer's Matching Contributions or Profit Sharing Contributions to the Plan for the Plan Year in which such Forfeiture occurs (or in subsequent Plan Years, if necessary).

     4.5 Maximum Allocations - Notwithstanding anything contained herein to the contrary, the annual addition made to the account(s) of a Participant for any limitation year shall not exceed the lesser of $35,000, as adjusted for cost of living increases in accordance with Section 415(d) of the Code, or 25% of the Participant's Annual compensation within the meaning of Section 415(c)(3) of the Code for the relevant limitation year. Such annual additions shall include the sum of Employer contributions (excluding, however, any Employer contribution distributed to a Participant as an excess contribution, to the extent such exclusion is permissible under the Code and Regulations issued by the Secretary), Elective Deferrals, Forfeitures (and any other amounts allocated to an account in the same manner as a forfeiture), Employee contributions ( other than any contribution distributed to the relevant individual to the extent such exclusion is permissible under the Code and Regulations issued by the Secretary), and, any amount described in Section 419(A)(d)(2) of the Code attributable to post-retirement medical benefit coverage, but shall not include any rollover contributions made pursuant to Section 3.7.

     4.6 Excess Allocations

          (a) If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Annual Compensation, or a reasonable error in determining the amount of elective deferrals, such annual additions with respect to any Participant for any Plan Year would exceed the limitation set forth in the immediately preceding paragraph, the excess amounts shall be treated in accordance with the following in the order indicated:

               (i) Any Elective Deferrals made by the Participant which would constitute annual additions for the Plan Year shall first be returned to the Participant.

               (ii) In the event that the Participant is in the Service of the Employer in succeeding Plan Years, then any remaining excess amounts shall not be distributed to the Participant, but shall be held in a suspense account and carried over for the Participant's benefit and allocated to the appropriate account or accounts of the Participant for such succeeding Plan Years to the extent consistent with the limits in Section 4.6. If such a suspense account is in existence at any time in accordance with this provision, all amounts in such suspense account must be allocated before any Employer contributions which would constitute such annual additions may be made to the Plan. Investment gains and losses and other income shall not be allocated to such suspense account. Upon termination of the Plan, any amount remaining in such suspense account which is unallocable shall revert to the Employer.

               (iii) In the event that the Participant is not in the Service of the Employer in a succeeding Plan Year for which an allocation is to be made hereunder, then any remaining excess amount shall not be distributed to the Participant, but shall be reapplied for the benefit of all remaining Participants.

          (b) Notwithstanding the foregoing, the otherwise permissible annual additions for any Participant under this Plan may be further reduced to the extent necessary, as determined by the Plan Administrator, to prevent disqualification of the Plan under Section 415 of the Code, which imposes additional limitations on the benefits payable to Participants who also may be participating in another tax qualified pension, profit sharing, savings or stock bonus plan of the Employer. The Plan Administrator shall advise affected participants of any additional limitation on their annual additions required by the preceding sentence. Effective as of the first day of the first Limitation Year commencing on January 1, 2000, and notwithstanding any other provision of the Plan, the accrued benefit for any Participant shall be determined by applying the terms of Plan implementing the limitations of Section 415 of the Code as if the limitations of Section 415 of the Code continued to include the limitations of Section 415(e) of the Code as in effect on the last day of the last Limitation Year ending prior to the first Limitation Year commencing after December 31, 1999. For this purpose, the defined contribution fraction is set equal to the defined contribution fraction as of the last day of the Last Limitation Year commencing prior to January 1, 2000.

          For purposes of applying the limitations imposed in this Section 4.6, all defined contribution plans (as defined under ERISA) maintained by the Employer or otherwise required to be aggregated under Section 414 of the Code will be considered to be a single defined contribution plan.

     4.7 Investment of Participant Accounts - The investment of a Participant's accounts shall be governed by the provisions of Article VIII of the Plan.

                                   ARTICLE V

                          DISTRIBUTIONS TO PARTICIPANTS

     5.1 Normal Retirement - A Participant who retires under the Plan at his Normal Retirement Date shall be entitled to receive the entire amount of his interest in the Plan, computed as of the Valuation Date coincident with or next preceding such Normal Retirement Date, plus any Elective Deferrals and Matching Contributions made since the preceding Valuation Date. The Participant's interest at Normal Retirement shall be payable to the Participant in accordance with Section 5.6.

     5.2 Postponed Retirement - In the event a Participant remains Employed after his Normal Retirement Date, provided he does not incur a Break in Service, he shall continue to be a Participant just as if he had not yet attained his Normal Retirement Date. When such a Participant actually retires, he shall be entitled to receive the entire amount of his interest in the Plan upon his actual retirement computed as of the Valuation Date coincident with or next preceding the date of his actual retirement, plus any Elective Deferrals and Matching Contributions made since the preceding Valuation Date. The Participant's interest upon Postponed Retirement shall be payable to the Participant in accordance with Section 5.6.

     5.3 Death Benefits - In the event of the death of a Participant while he is actively Employed, the Participant shall become 100% vested in his Account. The entire amount of the Participant's interest in the Plan, computed as of the Valuation Date coincident with or next preceding the date of his death, plus any Elective Deferrals and Matching Contributions made since the preceding Valuation Date, shall be payable to his Beneficiary, the payment of such benefits to be made in such manner as may be determined under the provisions of Section 5.6.

     5.4 Disability - In the event a Participant becomes Totally and Permanently Disabled while actively Employed, he shall become 100% vested in his Account. He shall be entitled to retire under the Plan for disability and to receive the entire amount of his interest in the Plan, computed as of the Valuation Date coincident with or next preceding the date he is determined to be disabled by the Plan Administrator, plus any Elective Deferrals and Matching Contributions made since the preceding Valuation Date. The Participant's interest upon disability shall be payable to the Participant in accordance with Section 5.6.

     5.5 Termination of Employment

          (a) Vested Interest - Except as may be provided in an Appendix with respect to a Prior Plan Account, if prior to Normal Retirement, disability or death in accordance with the foregoing provisions of this Article V, the Participant terminates Employment, such Participant shall be entitled to receive the following amounts, computed as of the Valuation Date coincident with or next preceding payment of such interest, plus any Elective Deferrals and Matching Contributions made since the preceding Valuation
     Date: (i) the full amount credited to his Pre-Tax Account, Qualified Non-Elective Account and Rollover Account; (ii) the Participant's Vested Interest in his Prior Plan Account as determined under the applicable Prior Plan and any applicable Appendix hereto; and (iii) the Participant's Vested Interest in his Matching Contribution Account and Profit Sharing Account shall be determined under the following vesting schedule (as applicable):

     For Plan Years Beginning Prior to January 1, 2001

     Years of Service           Vested Percentage           Forfeited Percentage
     ----------------           -----------------           --------------------
     Less than 2                          0%                          100%
     2                                   20%                           80%
     3                                   40%                           60%
     4                                   60%                           40%
     5                                   80%                           20%
     6 or more                          100%                            0%




     For Plan Years Beginning on or after January 1, 2001

     Years of Service           Vested Percentage           Forfeited Percentage
     ----------------           -----------------           --------------------
     Less than 1                          0%                              100%
     1 but less than 2                   33%                               66%
     2 but less than 3                   66%                               33%
     3 or more                          100%                                0%

         The Participant's interest at termination of Employment shall be payable to the Participant in accordance with Section 5.6. The forfeiture of amounts in which he does not have a Vested Interest shall be handled in accordance with Section 4.4.

          (b) Years of Service - For purposes of determining a Participant's Years of Service under subsection (a) above, the following rules shall govern:

               (i) An Employee shall be credited with a Year of Service if he completes 1,000 or more Hours of Service during the applicable vesting computation period. The vesting computation period shall be the 12 consecutive month Plan Year commencing on January 1 of each year.

               (ii) A Participant who returns to Employment after a Break in Service shall have all of his Years of Service prior to a Break in Service (except those Years of Service disregarded as a result of a prior Break in Service) counted for purposes of determining his Vested Interest in amounts contributed to his Employer Contribution Account after his return to employment if he had a Vested Interest in his Employer Contribution Account at the time of his Break in Service or if he has not incurred five consecutive one year Breaks in Service. Years of Service prior to a Break in Service shall not be counted for any other Employee who incurs a Break in Service.

               (iii) A Participant who returns to Employment with the Employer after a Break in Service, and who was vested but did not receive a distribution of his Vested Interest, or who repays a distribution in accordance with Section 4.4(b), shall have his Years of Service after the Break in Service counted to determine his Vested Interest in his Employer Contribution Account at the time he incurred a Break in Service, if the number of consecutive years constituting a one-year Break in Service does not exceed five years.

               (iv) Notwithstanding the foregoing, Years of Service after five consecutive one-year Breaks in Service shall in no event be taken into account for purposes of determining the Vested Interest of the Participant in his Employer Contribution Account which accrued prior to such consecutive Breaks in Service.

               (v) Notwithstanding the foregoing, each period of qualified military service under Section 414(u) of the Code is deemed to be Service for purposes of determining the nonforfeitability of the benefits of an Employee rehired on or after December 12, 1994 and following a period of qualified military service in accordance with
          Section 414(u) of the Code.

               (vi) Years of Service with related employers shall be credited in accordance with the definition of Service contained in Article I.

          (c) Amendments to Vesting Provision - No amendment to the vesting provisions shall deprive a Participant of his nonforfeitable right accrued before the date of any such amendment. In the event an amendment is adopted which changes the vesting schedule contained in Section 5.5(a), each Participant with at least three Years of Service with the Employer may elect to have his non-forfeitable percentage computed under the Plan without regard to such amendment. Such election may be made in writing to the Plan Administrator any time after the adoption of any such amendment, provided, however, that the election period shall end no earlier than the latest of 60 days following (i) the date the amendment is effective, (ii) the date the amendment was adopted, or (iii) the date the Participant is given written notification of the amendment by the Employer or Plan Administrator.

     5.6 Payment of Benefits

          (a) Form of Payment - Except as may be provided in any Appendix hereto with respect to a Prior Plan Account and unless the Participant elects otherwise, the benefits to which a retiring, disabled, or otherwise terminated

     Participant is entitled upon his retirement, disability, or other termination of Employment as the case may be, shall be paid as elected by the Participant either:

               (i) in full (lump sum) during a single calendar year; or

               (ii) in regular, periodic, and substantially equal installments, commencing as soon as administratively feasible after the Participant becomes entitled to payment and continuing until the total benefit has been fully distributed, over any period specified by the Participant not to exceed the life expectancy of the Participant or the joint life expectancies of the Participant and his spouse or his designated Beneficiary (within the meaning of Section 401(a)(9) of the Code). All income earned and attributable to the undistributed balance of the Participant's interest under the Plan shall be distributed in the year when earned.

          (b) Distribution of Holding Company Stock - Any portion of a Participant's Account that is invested in Holding Company Stock shall only be distributed in shares of Holding Company Stock and shall be distributed in accordance with the form of payment elected by the Participant under (a) above, provided that the Participant may elect a lump sum distribution of his shares of Holding Company Stock and installment payments under (a)(ii) above for the remainder of his Account.

          (c) Timing of Payment - Notwithstanding any other provision of Section
     5.4 or this Section 5.6, a terminated Participant's Vested Interest in the Plan may be paid as a lump-sum distribution under the following circumstances:

               (i) If the terminated Participant's Vested Interest does not exceed $5,000 ($3,500 prior to January 1, 1998), then the Plan Administrator shall pay such benefit in a lump-sum to the appropriate recipient(s) thereof within an administratively practicable time after the occurrence of the event giving rise to entitlement to a distribution; or

               (ii) If the terminated Participant's Vested Interest exceeds $5,000 ($3,500 prior to January 1, 1998), then only with the consent of all recipients shall the Plan Administrator direct the payment of such Vested Interest in a lump-sum to the appropriate recipient(s) thereof, within an administratively practicable time after the occurrence of the event giving rise to entitlement to a distribution or the date of such consent, if later.

     5.7 Maintenance of Accounts Prior to Payout - After a Participant's Employment terminates and prior to the distribution of all of his benefits to him or to his Beneficiary, as the case may be, the balance of his Account, as it may exist from time to time, shall be maintained, subject to Section 5.6, in the manner described in this Section 5.7. The Trustee shall segregate the account(s) credited to such former Participant as of the date his Employment terminated, and such segregated account(s) shall not thereafter share in any allocations pursuant to Section 4.3. The Participant will continue to direct the investment of the balance in such segregated account(s) in accordance with Sections 8.2 and 8.3 to the same extent as if such account had not been segregated; provided, however, that in the event, the Vested Interest of a former Participant is distributed on a date other than a Valuation Date, the amount of such distribution shall be the Vested Interest of the former Participant's Account as determined on the Valuation Date next preceding the date of such distribution.

     5.8 Errors in Participant's Accounts - When an error or omission is discovered in an account of a Participant, the Plan Administrator shall be authorized to make such equitable adjustments as may be appropriate as of the Plan Year in which the error or omission is discovered.

     5.9 Commencement of Payments and Period of Distribution

          (a) In General - Notwithstanding anything herein to the contrary, unless a Participant otherwise elects in a writing delivered to the Plan Administrator, subject to the requirements of Section 5.6(b), benefit payments hereunder shall commence not later than sixty days after the later of (i) the date on which a Participant reaches his Normal Retirement Date,
     (ii) the Plan Year in which occurs the fifth anniversary of the year in which such Participant commenced participation, or (iii) the Plan Year in which such Participant's Employment with the Employer terminates, unless the recipient of the benefit agrees otherwise.

          (b) Required Commencement Date - Payment of a Participant's entire interest shall commence by April 1st of the calendar year following the later of the year in which the Participant (i) attains age 70-1/2, or (ii) separates from employment, unless the Participant is a 5% owner (as defined in Section 416 of the Code), in which case payment of such Participant's entire interest shall commence by the April 1 of the calendar year following the calendar year in which he attains age 70-1/2. Notwithstanding the foregoing, if a Participant has terminated employment, payment of such Participant's entire interest shall commence as soon as administratively practicable following such Participant's attainment of age 65.

          (c) Period of Distribution - The entire interest of a Participant shall be distributed to the Participant either: (i) as of the required commencement date as described in Section 5.9(b), or (ii) beginning not later than such required commencement date, in accordance with regulations prescribed by the Secretary of the Treasury, (1) over the life of such Participant or (2) over the lives of the Participant and a designated Beneficiary or (3) over a period not exceeding the life expectancy of the Participant or (4) over a period not exceeding the life expectancy of the Participant and a designated Beneficiary. The life expectancy of an Employee and Employee's spouse (other than in the case of a life annuity) may be redetermined, but not more frequently than annually. The provisions of Section 401(a)(9) of the Code and regulations issued by the Secretary thereunder, including but not limited to ss.1.401(a)(9)-2, shall override any distribution provision of the Plan to the extent such provision is inconsistent with such Section.

          (d) When the Participant's Death Precedes Commencement of Benefit Payments - If death precedes the commencement of payments to an Employee of his interest in the Plan, his interest in the Plan, as determined under
     Section 5.3, shall be distributed within five years after the death of such Employee, the payment of such benefits to be made in such manner as may be determined under the provisions of Section 5.6; provided, however, that the five year requirement shall not apply if: (i) any portion of the Employee's interest is payable to (or for the benefit of) a designated Beneficiary;
     (ii) such portion will be distributed (in accordance with regulations) over the life of such designated Beneficiary (or over a period not extending beyond the life expectancy of such Beneficiary); and (iii) such distributions commence no later than one year after the date of the Employee's death (or such later date as the Secretary may, under regulations, prescribe). If the designated Beneficiary referred to in this
     Section 5.9(d) is the surviving spouse of the Employee, the date on which distributions are required to commence shall be not earlier than the date the deceased Employee would have attained age 70-1/2. If such surviving spouse dies prior to the commencement of distributions to such spouse, this
     Section 5.9(d) shall be applied as if the surviving spouse were the Employee. For purposes of this section, a distribution to a child shall be treated as if it had been paid to the surviving spouse of the Employee if such amount will become payable to the surviving spouse upon such child reaching majority (or such other event designated and permitted under the regulations).

          (e) When the Participant's Death Occurs After Commencement of Benefit Payments - If death occurs after distributions to the Employee of his interest in the Plan have commenced, the undistributed balance of the interest of such Employee, if any, shall be distributed at least as rapidly as under the method of distribution used under Section 5.6 as of the date of his death.

     5.10 Payment of Benefits of Disabled or Incapacitated Person - Whenever, in the opinion of the Plan Administrator or its agent, a person entitled to receive any payment of a benefit hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Plan Administrator or its agent may direct the Trustee to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Plan Administrator or its agent may direct the Trustee to apply the payment for the benefit of such person in such manner as the Plan Administrator or its agent considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

     5.11 Hardship Withdrawals

          (a) In General - Upon the written request of a Participant and upon compliance with such further requirements as may be imposed by the Plan Administrator, a hardship withdrawal may be made upon the proven financial hardship of a Participant. The amounts available for a hardship withdrawal shall be as follows: (i) the total amount of the Participant's Pre-Tax Account, excluding any earnings on such account after December 31, 1988, (ii) the total amount of the Participant's Rollover Account, and (iii) the vested amounts in the Participant's Matching Contribution Account and Profit Sharing Account. Such a withdrawal shall be granted only if the Plan Administrator determines that the purpose of the withdrawal is to meet a financial hardship as described in subsections (b) and (c) below and the amount of the withdrawal does not exceed such financial need. In addition, while the value of the shares of Holding Company Stock may be used to determine the amount of an allowable hardship withdrawal, no shares of Holding Company Stock may be sold to provide cash for any hardship withdrawal. If a hardship withdrawal is approved under this Section 5.11, the Participant shall be suspended from making Elective Deferrals to the Plan for 12 months.

          (b) Financial Hardship - For purposes of this Section 5.11, "financial hardship" shall mean a Participant's immediate and heavy financial need that cannot be met from other reasonably available resources and is caused by one or more of the following:

               (i) Uninsured (or unreimbursed) medical expenses incurred as the result of accident or illness incurred by the Participant, or the Participant's spouse or dependents, or necessary for those persons to obtain such medical services; or

               (ii) The cost of purchasing or preserving the principal residence of the Participant, excluding mortgage payments; or

               (iii) Payment of tuition, related education-related fees, including room and board expenses, for the next twelve months of post-secondary education for the Participant or the Participant's spouse, children, or dependents; or

               (iv) The cost of preventing the Participant's eviction from, or foreclosure on the mortgage of, the Participant's principal residence; or

               (v) Payment of the funeral expenses of an immediate family member.

          (c) Determination of Hardship - The Plan Administrator, in making its determination of the existence of a financial hardship may reasonably rely on the Participant's representation that such need cannot be met by:

               (i) Insurance;

                    (ii) Reasonable liquidation of nonessential assets of the
               Participant or his or her spouse;

                    (iii) Cessation of the Participant's Elective Deferrals to
               the Plan or any other plan of the Employer; or

                    (iv) Other distributions or loans from this Plan or any
               other plan maintained by the Company or any Employer or by a loan from any commercial source on reasonable terms.

          (d) Withdrawal From Investment Funds - If the amount of the hardship withdrawal is less than the balance of the Participant's Pre-Tax Account and such account consists of more than one Investment Fund, the amount of the withdrawal approved by the Plan Administrator will be withdrawn pro rata from each Investment Fund (except to the extent otherwise limited by the Investment Fund and except that no shares of Holding Company Stock shall be sold to effectuate a hardship withdrawal).

          (e) Amount of Withdrawal - The amount of any hardship withdrawal may not exceed the actual expenses incurred by the Participant as a result of the hardship, plus any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. The minimum amount of a hardship withdrawal shall be $1,000 or such other amount as may be established by the Plan Administrator from time to time.

          (f) Frequency - Only one hardship withdrawal may be made by a Participant during any twelve month period.

          (g) Payment of Hardship Withdrawal - Participant requests for hardship withdrawals will be processed and paid as soon as practical after a fully completed hardship withdrawal request is filed with the Plan Administrator.

     5.12 Direct Transfer of Eligible Rollover Distributions

          (a) Notwithstanding any provision of the Plan to the contrary, with respect to any distribution made on or after January 1, 1993, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

          (b) For the purposes of this Section 5.12, the following definitions shall apply:

               (i) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution shall not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (ii) "Eligible Retirement Plan" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan shall mean only an individual retirement account or individual retirement annuity.

               (iii) "Distributee" shall mean an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

               (iv) "Direct Rollover" shall mean a payment to the Eligible Retirement Plan specified by the Distributee either by transfer from the Plan, or by delivery of the distribution check by the Distributee, provided such check is made out in a manner to ensure that it is negotiable only by the trustee of the Eligible Retirement Plan.

          (c) The Employer will provide the Distributee a written notice as required by Section 402(f) of the Code which provides a general description of the Distributee's distribution options and notice of the Distributee's other rights, if any, to defer receipt of the distribution. Such notice will be given within the time period specified in Reg. ss.1.411(a)-11(c); provided, however, that if the distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the required notice is given, provided that

               (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a Participant distribution option), and

               (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

     5.13 No Other Benefit or Withdrawals - Except as expressly provided for in this Article V, for so long as this Plan continues in effect no individual, whether a Participant, former Participant, Beneficiary or otherwise, shall be entitled to any distribution or withdrawal of funds from the Trust Fund. This prohibition applies to Trust Funds attributable to individual contributions as well as those attributable to other sources.

                                   ARTICLE VI

                          DESIGNATION OF A BENEFICIARY

     The Participant's entire interest in the Plan at his death, if any, shall be paid to such Participant's surviving spouse (if such spouse is then living) unless prior to the Participant's death, the surviving spouse consents in a writing witnessed by a Plan representative or a notary public to permit the Participant to designate a person other than the surviving spouse as the Participant's Beneficiary, which consent may expressly permit designations of Beneficiary(ies) by the Participant without any requirement of further consent by such spouse. This provision shall not apply where it is established to the satisfaction of the Plan Administrator that such consent cannot be obtained because there is no surviving spouse, because the surviving spouse cannot be located, or because of such other circumstances as may be permitted by the regulations. The Plan Administrator shall provide to each Participant within a reasonable time before such Participant is entitled to receive benefits, a written explanation of the Participant's spouse's right to waive the surviving spouse benefits described in this Article VI.

     Subject to the foregoing, each Employee becoming a Participant hereunder shall designate in writing, in such form and manner as shall be prescribed by such rules and regulations as the Plan Administrator may promulgate in this connection, a Beneficiary or Beneficiaries of any interest under this Trust which may be payable with respect to such Participant in the event of his death before or after retirement, or otherwise after termination of Employment, which designation may include the designation of an alternate Beneficiary or Beneficiaries. Subject also to such rules and regulations as the Plan Administrator may promulgate, a Participant may from time to time change such designation of Beneficiary or Beneficiaries (or alternate Beneficiary or Beneficiaries). In the event benefits become payable upon the death of a Participant and no Beneficiary has been properly designated as above provided, or if the designated Beneficiary or Beneficiaries shall have predeceased him, such benefits shall be payable in full to the surviving spouse of the Participant, and if he has no surviving spouse, to the Participant's estate

     The identity of Beneficiaries of a deceased Participant's interest will be determined by the Plan Administrator after reasonable investigation. The Plan Administrator's determination will be final and conclusive and both the Plan Administrator and the Trustee will be fully protected in paying benefits to the deceased Participant's Beneficiaries, regardless of whether payments are actually made to a person or persons who actually constitute Beneficiaries of the deceased Participant under these provisions.

                                  ARTICLE VII

                                 ADMINISTRATION

     7.1 Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration - The Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given or delegated to them under this Plan and the Trust. The Company and the Employer shall have the sole responsibility for making the contributions under the Plan as specified in
Article III, and the Company shall have the sole authority to appoint and remove the Plan Administrator, any Trustee or Trustees, and to amend or terminate, in whole or in part, this Plan. The Plan Administrator shall have the sole responsibility for the administration of the Plan. Except where Participants direct the investment of their Accounts as provided in Sections 8.2 and 8.3 below, or as otherwise specified in the Trust Agreement between the Company and the Trustee, the Trustee shall have the responsibility for the administration of the Trust and the management of the assets held under the Trust in accordance with the Trust Agreement. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any direction, information or action of another Fiduciary as being proper under this Plan, and is not required under this Plan to inquire into the propriety of any direction, information or action. It is intended under this Plan that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust in any manner against investment loss or depreciation in asset value. Whenever a notice or election is required to be given hereunder by a Participant to the Plan Administrator or the Trustee, such notice or election may be given to an agent designated for such purpose by such entity.

     7.2 Administration - The Plan shall be administered by an Employee Benefit Committee appointed by the Board, or by the Company for any period for which a Committee has not been appointed. Any member of such Committee may be removed at any time by action of the Board and resign at any time by giving notice in writing to the Board of his resignation. In the event of the removal or resignation of a member of the Committee, a new member thereof shall be designated by the Board. All usual and reasonable expenses of the Committee may be paid in whole or in part by the Company, and any expenses not paid by the Company shall be paid by the Trustee out of the principal or income of the Trust Fund. Any members of the Committee who are Employees shall not receive compensation with respect to their service for the Committee. The President of the Company (or in the event of the President's inability or failure to act, any Vice President) shall certify in writing to the Trustee, as promptly as practicable after any change of the Committee the names of the persons then serving as the Committee. The Trustee shall be entitled to rely on the name so certified as being the authorized and acting Committee until notified of any change by subsequent certification. The Committee may appoint or employ persons to assist in the administration of the Plan and may appoint or employ any other agents it deems advisable, including legal counsel, actuaries, auditors, bookkeepers and recordkeepers to serve at the Plan Administrator's direction.

     7.3 Claims Procedure - The Plan Administrator shall have the exclusive discretionary power to construe and interpret the Plan, and to determine all questions that may arise thereunder relating to (a) the eligibility of individuals to participate in the Plan, (b) the amount of benefits to which any Participant or Beneficiary may become entitled hereunder, and (c) any situation not specifically covered by the provisions of the Plan, and the Plan Administrator's decisions on such matters shall be final and binding on all parties. Without limiting the generality of the foregoing, benefits under the Plan will be provided only if the Plan Administrator decides in its discretion that the Participant or other applicant is entitled to them. Any interpretation or determination made pursuant to such discretionary authority will be upheld on judicial review, unless it is shown to be an abuse of discretion or arbitrary and capricious.

     If a request for a Plan distribution by a Participant or Beneficiary is wholly or partially denied, the Plan Administrator will provide such claimant a comprehensible written notice setting forth:

          (a) The specific reason or reasons for such denial;

          (b) Specific reference to pertinent Plan provisions on which the denial is based;

          (c) A description of any additional material or information necessary for the claimant to submit to perfect the claim and an explanation of why such material or information is necessary;

          (d) A description of the Plan's claim review procedure.

     If a Participant disagrees with the Plan Administrator's initial determination, the Participant may request a review within 60 days of the date of denial. The request for review should be in writing and include the reasons the Participant believes the decision was incorrect as well as any other information or documentation in support of the request. The review procedure also includes the right to examine pertinent documents. The decision on review will be made within 60 days after the Plan Administrator receives the request for review, unless circumstances warrant an extension of time not to exceed an additional 60 days. The determination will be in writing and drafted in a manner calculated to be understood by the claimant, and include specific reasons for the decision with references to the specific Plan provisions on which the decision is based. If no determination is received within the time allowed, the Participant's claim shall be deemed denied.

     7.4 Records and Reports - The Company, the Employer, and the Plan Administrator shall exercise such authority and responsibility as it deems appropriate in order to comply with ERISA and government regulations issued thereunder relating to records of Participants' service and Account balances; notifications to Participants; reports to, or registration with, the Internal Revenue Service; reports to the Department of Labor; and such other documents and reports as may be required by ERISA. The Employer shall from time to time make available to the Plan Administrator such information with respect to the Employees, their dates of Employment, their compensation, and other matters as may be necessary or desirable in connection with the performance by the Plan Administrator of its duties with respect to the Plan. The Plan Administrator shall, in turn, furnish to the Trustee such information and such rulings and decisions as the Trustee may require or may request in connection with its performance of its duties as Trustee of the Trust Fund hereby created.

     7.5 Other Administrative Powers and Duties - The Plan Administrator shall have such powers and duties as may be necessary to discharge its functions hereunder, including:

          (a) to construe and interpret the Plan, decide all questions of eligibility, determine the factual basis necessary for all benefit determinations, and determine the amount, manner and time of payment of any benefits (benefits under the Plan will be provided only if the Plan Administrator decides in its discretion that the Participant or other applicant is entitled to them);

          (b) to prescribe procedures to be followed by Participants or Beneficiaries filing applications for distributions;

          (c) to prepare and distribute, in such manner as the Plan Administrator determines to be appropriate, information explaining the Plan, which shall include providing Participants not less frequently than annually with periodic statements of their accounts;

          (d) to receive from Employers and agents and from Participants such information as shall be necessary for the proper administration of the Plan;

          (e) to furnish any Employer, upon request, such annual reports with respect to the administration of the Plan as it deems reasonable and appropriate;

          (f) to receive, review and keep on file (as it deems convenient or proper) reports of the financial condition of the Trust Fund, receipts and disbursements from the Trust Fund from the Trustee or any Investment Manger, and to make recommendations to the Trustee and take such action as the Plan Administrator deems advisable;

          (g) to appoint or employ individuals or other parties to assist in the administration of the Plan and any other agents it deems advisable, including accountants, legal counsel, bookkeepers and recordkeepers; and

          (h) to designate or employ persons to carry out any of the Plan Administrator's fiduciary duties or responsibilities under the Plan.

     7.6 Authorization of Benefit Distributions - The Plan Administrator or its agent shall issue directions to the Trustee concerning all distributions which are to be made from the Trust pursuant to the provisions of the Plan, and shall warrant that all such directions are in accordance with this Plan.

     7.7 Application and Forms for Distributions - The Plan Administrator may require a Participant to complete and file with the Plan Administrator an application for a distribution, and all other forms approved by the Plan Administrator, and to furnish all pertinent information requested by the Plan Administrator. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the legal counsel of the Plan Administrator, or the Trustee.

     7.8 Notices to Trustee - All notices and instructions from the Plan Administrator or the Company to the Trustee shall be made in writing, by electronic means, or by such other method as the Company and the Trustee may agree upon, and the Trustee may rely thereon in carrying out its duties and responsibilities under the Trust Agreement.

     7.9 Indemnification of the Plan Administrator - No member of the Plan Administrator (of a Committee or individual) shall be liable for any act or omission of any other member of the Plan Administrator (as applicable), or for any act or omission on his own part, excepting only his own willful misconduct, or unless such liability is imposed by ERISA. The Company shall indemnify and hold harmless each member of the Plan Administrator against any and all expenses and liabilities arising out of his membership on the Plan Administrator, except expenses and liabilities arising out of his own willful misconduct, or unless such indemnification is not permissible under ERISA. The Company shall be entitled to defend or maintain, either in its own name or in the name of the Plan Administrator, or in the name of any member thereof, any suit or litigation arising hereunder with respect to such Plan Administrator or any member thereof, and may employ its own counsel.

     7.10 Expenses of Plan - All usual and reasonable expenses of maintaining, operating and administering the Plan, including the expenses of the Plan Administrator or the Trustee, shall be paid from the Trust (whether directly or by reimbursement to the Company or the Employer), except to the extent the Employer or the Company elects to pay such expenses and except that the Company will pay the expenses related to the Investment Fund which is invested in Holding Company Stock. Any Plan expenses may be paid from any Forfeiture account maintained under the Trust Fund.

     7.11 Rules and Decisions - The Plan Administrator may adopt such by-laws, rules and regulations as it deems necessary, desirable, or appropriate, provided that same shall not be inconsistent with or contrary to the express terms of this agreement. All such by-laws, rules regulations and decisions of the Plan Administrator shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant or Beneficiary, the Employer, the legal or actuarial counsel of the Employer, or the Trustee.

     7.12 Committee Procedures - If a Committee is appointed, the Committee may act at a meeting or by unanimous written consent without a meeting. The Committee shall elect one of its members as Chairman, appoint a Secretary, who may or may not be a Committee Member, establish procedures for its meetings, and advise the Trustee of such actions in writing. The

Secretary shall keep a record of all meetings and forward all necessary communications to the Employer or the Trustee.

                                  ARTICLE VIII

                           INVESTMENT OF CONTRIBUTIONS

     8.1 Trust - All assets of and contributions to the Plan shall be held in trust by the Trustee, pursuant to the terms of the Trust Agreement. The Trustee shall invest the assets of the Plan, in accordance with the directions of the Participants, pursuant to Sections 8.2 and 8.3 below, and to the right of the Company to designate an investment manager as provided in the Trust Agreement.

     8.2 Participant Directed Investments - In accordance with the rules set forth in this Section 8.2 and subject to Section 8.3, a Participant's Account will be subject to the investment direction of the Participant. A Participant shall be required to submit an investment election form to the Trustee.

          (a) In General - A Participant will direct the investment, or change the direction of the investment, of the amounts credited to his Account by communicating such direction to the Plan Administrator (i) in writing on forms provided by the Plan Administrator; (ii) through an automated telephone system provided for such purpose; or (iii) through any other method made available by the Plan Administrator, in accordance with the rules as may be established by the Plan Administrator.

          Any investment direction submitted by a Participant must specify, in 1% increments, the percentage of his Account and ongoing contributions to be invested in one or more of the separate Investment Funds established by the Company under Section 8.2(b), and must specify whether the investment instructions apply to existing Account balances, future contributions, or both. To the extent permitted by applicable law and regulations, if a Participant fails to submit a statement of direction properly directing the investment of 100% of his Account, any portion not properly directed will be invested in the money market or similar Investment Fund selected by the Company as the default investment.

          A Participant may change his investment election at any time. A Participant's investment direction will take effect as soon as administratively possible after it is received.

          (b) Investment Options - A minimum of three (3) Investment Funds offering a broad range of investment alternatives will be offered. The separate Investment Funds made available under the Plan may be changed, eliminated, or modified by the Company (or its designee).

          (c) Participant Responsible for Investment - The Participant will have the sole responsibility for the investment of his Account among the available Investment Funds, and no fiduciary or other person will have any liability for any loss or diminution in value resulting from the Participant's exercise of his investment responsibility. It is intended that ERISA Section 404(c) will apply to the fullest extent possible to a Participant's exercise of investment responsibilities under this Plan and that the Company and the Plan Administrator will take all actions required to comply with the provisions of ERISA Section 404(c).

          (d) Valuation - As of each Valuation Date, the Plan Administrator and the Trustee shall determine the fair market value of the Investment Funds, and the gain or loss experienced by each such Fund since the immediately preceding Valuation Date, and allocate such amounts among the Participants' Accounts in the appropriate manner. The valuation of the Investment Fund which is invested in Holding Company Stock shall be made in accordance with the provisions of the Trust Agreement.

          (e) Valuation Statements - The Plan Administrator will provide each Participant with a statement of the value of his Account maintained under this Plan. In no event will these statements be furnished less than once each year.

     8.3 Investment in Holding Company Stock

          (a) Subject to subsections (e) and (f) below and except as otherwise may be limited by the Plan Administrator in its discretion with respect to amounts credited to a Participant's Pre-Tax Account, Participants shall have the option to direct the investment of all of their Pre-Tax Accounts and a portion of their Employer Contribution Accounts in Holding Company Stock. With regard to their Pre-Tax Accounts, Participants may direct the investment of 100% of such accounts in Holding Company Stock, provided the Participants may direct the investment of any lesser amount in 1% increments. With regard to their Employer Contribution Accounts, the maximum amount that the Participant may direct to be invested in Holding Company Stock shall equal the lesser of the following amounts:

               (i) an amount equal to 75% of an Employee's Vested Interest in the Plan; or

               (ii) the balance in the Participant's Employer Contribution Account (whether or not fully vested),

     provided that the Participant may direct the investment of any lesser amount in 1% increments.

          (b) The investment direction by a Participant of his Account in Holding Company Stock, as described in the preceding subsection (a), shall be made in accordance with this Section 8.3(b). A Participant shall direct the investment, or change the direction of the investment, of his Account on the appropriate election form prepared by the Plan Administrator and pursuant to uniform procedures adopted by the Plan Administrator. Any Participant direction shall remain in effect until superseded by a subsequent direction, or until the complete distribution of a Participant's Vested Interest.

          (c) The amounts in a Participant's Rollover Account shall be invested according to Section 8.2 of this Plan and shall not be eligible for investment in Holding Company Stock; provided, however, an Employee who elects to have Holding Company Stock, which was held in his account in the White County Bank Employee Stock Ownership Plan, transferred to the Plan through a direct transfer or rollover shall be entitled to keep his Rollover Account invested in Holding Company Stock to the extent Holding Company Stock is so transferred.

          (d) Each Participant who timely provides instructions to the Trustee in accordance with such procedures as the Plan Administrator and the Trustee may establish shall be entitled to direct the Trustee how to vote any shares of Holding Company Stock allocated to his Account(s) with respect to any matter for which a shareholder vote is required. Reasonable means shall be employed to provide confidentiality with respect to the directions by such Participant and such directions shall be held in confidence and shall not be divulged or released to any person, including the Company or any member of the Board, officer, employee, or agent of the Company, except to the extent required by law, it being the intent of this provision to ensure that the Company cannot determine the direction given by any Participant.

          (e) Notwithstanding anything in the Plan to the contrary, effective as of January 1, 2001, Participants shall not be permitted to direct the investment of any further portion of their Accounts in Holding Company Stock, whether such amounts represent existing Account balances, Rollover or new contributions.

          (f) Notwithstanding anything in the Plan to the contrary, effective as of January 1, 2001, Participants shall only be permitted to direct the investment of Holding Company Stock held in their accounts to the other Investment Funds under the Plan, in accordance with the rules established by the Plan Administrator which shall be reasonably acceptable to the Trustee.

                                   ARTICLE IX

                              AMENDMENT OF THE PLAN

     The Company shall have the right at any time by instrument in writing, duly executed and acknowledged, to modify, alter or amend the Plan in whole or in part, provided, however, that any benefits which have actually accrued and become payable hereunder shall not be affected thereby and no such amendment shall change the Trustee's duties without its consent. The Company shall provide the Trustee with written notice of any such amendment.

     No amendment shall be made which shall cause or authorize any part of the Trust Fund to revert or be refunded to the Employer or to be used for or diverted to purposes other than the exclusive and sole benefit of the Participants or their Beneficiaries (other than such part as is required to pay taxes and expenses of administration). Except as otherwise permitted by law, no amendment shall be made to the Plan which shall eliminate or reduce an early retirement benefit or eliminate an optional form of benefit provided under the Plan with respect to benefits accrued as of the date of such amendment. The Company shall have the limited right to amend the Plan at any time, retroactively or otherwise, in such respects and to such extent as may be necessary to qualify it under existing and applicable laws and regulations so as to permit the full deduction for tax purposes of the Employer contributions made hereunder, and if and to the extent necessary to accomplish such purpose may by such amendment decrease or otherwise affect the rights of Participants to benefits which have actually accrued and become payable hereunder, notwithstanding any provision herein to the contrary.

                                    ARTICLE X

                       DISCONTINUANCE OF CONTRIBUTIONS AND
                             TERMINATION OF THE PLAN

     10.1 Intention to Continue Plan - The Plan herein provided for has been established by the Company with the bona fide intention that it shall be continued in operation indefinitely and that the Employer's contributions hereunder shall continue for an indefinite period. However, the Company reserves the right at any time to discontinue contributions or to terminate the Plan.

     10.2 Termination or Partial Termination of Plan - Should the Company decide to terminate or partially terminate the Plan, the accounts of all Participants who are active Employees who are affected thereby, shall become fully vested and nonforfeitable. The Trustee shall be notified of any termination or partial termination in writing and shall proceed at the direction of the Plan Administrator to liquidate the assets of the Trust. Upon termination of the Plan by the Company, the Company and the Employer shall not thereafter make any further contributions under the Plan, and no amount shall thereafter be payable under the Plan to or in respect of any Participants then Employed by such Employer, except as provided in this Article or except as amounts may become payable under the Plan as a result of such Participants continuing their participation in the Plan as a result of being Employed by other participating Employers. To the maximum extent permitted by ERISA, transfers, distributions or other dispositions of assets of the Plan as provided in this Article shall constitute a complete discharge of all liabilities under the Plan. Promptly upon any such termination the Company and the Trustee shall pay any due and accrued expenses and liabilities of the Trust and any expenses involved in the termination of the Plan and appropriately adjust, as may be required, all accounts of Participants for such expenses and charges. The interest of each such Participant who is then actively Employed by such Employer in the adjusted amount then credited to his Employer Contribution Accounts shall be nonforfeitable as of such date. The full current value of each adjusted account shall be paid, transferred, or otherwise distributed from the Trust to or on behalf of the Participant for whom such account is maintained.

     In the event of a partial termination of the Plan, the payments, adjustments and distributions described above shall also be made, but only with respect to the portion of the Plan being terminated.

     In the event of a complete discontinuance by the Company and the Employer of the contributions to be made by it hereunder, the rights of each Participant who is actively employed to amounts credited to his account at such time shall become nonforfeitable.

     10.3 Discontinuance of Contributions - In the event of a complete discontinuance by the Company and the Employer of the contributions to be made by it hereunder, the accounts of Participants who are actively employed shall be treated, and the rights of Participants shall be, as if the Plan was terminated as contemplated under Section 10.2 on the effective date of such discontinuance or the date such discontinuance is deemed to have been effective, including, but not limited to, nonforfeitability of all amounts credited to the Employer Contribution Accounts of Participants who are then actively Employed by such Employer.

     The mere suspension of a contribution for a year or years during which the Company and the Employer earns profits shall not in itself be deemed a discontinuance within the meaning of this Section, unless such suspension shall be deemed to have ripened into a discontinuance under the applicable provisions of the Code, any valid regulations promulgated thereunder or any rulings properly interpreting and applying same.

     10.4 Internal Revenue Service Approval - Notwithstanding the foregoing, unless the Plan Administrator otherwise directs, in the event the Plan is terminated or contributions are completely discontinued, no distribution from the Plan shall be required until such time as the Internal Revenue Service shall have determined in writing that such termination or discontinuance will not adversely affect the qualification of the Plan.

                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1 Participants' Rights; Acquittance - Except to the extent required or provided for by mandatorily imposed law as in effect and applicable hereto from time to time, neither the establishment of the Trust hereby created, nor any modification thereof, nor the creation of any fund or account, nor the payment of any distributions, shall be construed as giving to any Participant or other person any legal or equitable right against the Company, the Employer or any Affiliated Employer, or any officer or employee thereof, or the Trustee or the Plan Administrator except as herein provided; nor shall any Participant have any legal right, title or interest in this Trust or any of its assets, except in the event and to the extent that amounts may actually be distributable to him hereunder, and the same limitations shall be applicable with respect to distributions upon death which may be payable to the Beneficiaries of a Participant. Under no circumstances shall the terms of Employment of any Participant be modified or in any way affected hereby. This Plan shall not constitute a contract of Employment nor afford any individual any right to be retained in the employ of the Company or the Employer.

     11.2 Spendthrift - To the extent permitted by law, Participants are prohibited from anticipating, encumbering, alienating or assigning any of their rights, claims or interest in this Trust or in any of the assets thereof, and no undertaking or attempt to do so shall in any way bind the Plan Administrator or the Trustee or be of any force or effect whatsoever. Furthermore, to the extent permitted by law, no such rights, claims or interest of a Participant in this Trust or in any of the assets thereof shall in any way be subject to such Participant's debts, contracts or engagements, nor to attachment, garnishment, levy or other legal or equitable process; provided, however, anything to the contrary herein notwithstanding, to the extent permissible under applicable law, a Participant's interest hereunder is subject to all bona fide and existing debts owed by such Participant to the Plan and Trust, if any, and upon such Participant or the Beneficiary of such Participant becoming entitled to receive a distribution hereunder, the Trustee, if it shall prior to disbursement have received certified notice or confirmation from the Plan Administrator in such form as it may reasonably require of the fact and amount of such indebtedness, shall pay first from the distribution so payable the amount of such indebtedness to the Plan and Trust with the remainder, if any, being payable as otherwise provided herein.

     The foregoing provision against the assignment of a Participant's right in the Plan shall not apply in the case of (i) qualified domestic relations order which is determined by the Committee to meet the requirements of Section 414(p) of the Code, or (ii) the Participant's liability to the Plan due to: (A) the Participant's conviction of a crime involving the Plan, (B) a judgment, consent order, or decree in action for violation of fiduciary standards, or (C) a settlement involving the Department of Labor or Pension Benefits Guarantee Corporation. Unless otherwise provided in the qualified domestic relations order, the amount paid to the alternate payee (i) will be withdrawn pro rata from all of the Participant's Accounts, (ii) shall be paid in the form of a lump sum, and (iii) shall be distributed as soon as administratively practicable following receipt of such qualified domestic relations order and the determination that such order satisfies the requirements of Section 414(p) of the Code.

     In any action or proceeding involving the Trust Fund, or any property constituting part or all thereof, or the administration thereof, the Company, the Plan Administrator, and the Trustee shall be the only necessary parties and no employees or former employees of the Company or their beneficiaries or any other person having or claiming to have an interest in the Trust Fund or under the Plan shall be entitled to any notice or service of process.

     Any final judgment which is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto, the Plan Administrator, the Trustee and all persons having or claiming to have any interest in the Trust Fund or under the Plan.

     11.3 Qualification of Plan as a Condition - This Plan is based upon the condition subsequent that it shall be approved and qualified by the Internal Revenue Service as meeting the requirements of the Internal Revenue Code and regulations issued thereunder with respect to employees' plans and trusts, including a salary reduction arrangement, so as to permit, among other incidents to such qualified plans, the Company and the Employer to deduct for income tax purposes the amount of its contributions to the Plan as set forth herein, and so that such contributions will not be taxable at the time of contribution to the Participants as income. Therefore, if when this Plan is submitted for qualification and approval by the Internal Revenue Service, the Internal Revenue Service rules that the Plan does not meet the qualification requirements of the Internal Revenue Code for the purposes specified in the preceding sentence, and the deficiencies precluding qualification may not be corrected by amendment effective as of the Effective Date, then regardless of any other provision herein contained, this amended and restated Plan shall be and become null and void ab initio, and any contributions under the Plan for any fiscal year of the Company commencing on or after the Effective Date shall be returned to the Company or the Employer for the benefit of the Employees on whose behalf the contribution was made to the Trust.

     11.4 Successor to the Company - In the event of the dissolution, merger, consolidation or reorganization of the Company, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for the Company under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all the powers, duties and responsibilities of the Company under the Plan.

     11.5 Transfer of Plan Assets - In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund, held under any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

          (a) Each Participant would, if either this Plan or the other plan then terminated, receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer, if the Plan had then terminated;

          (b) Resolutions of the Board of Directors of the Company, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participant's inclusion in the new employer's plan; and

          (c) Such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

     11.6 Delegation of Authority by the Company - Whenever the Company under the terms of this Agreement is permitted or required to do or perform any act or matter or thing, it may be done and performed by any officer or individual thereunto duly authorized by the Board.

     11.7 Construction of Agreement - This Plan shall be construed and administered according to the provisions of ERISA, and its validity and enforceability shall be determined under such law. In the event ERISA is not applicable or does not preempt state law, the laws of the State of Georgia shall apply.

     11.8 Merger of Prior Plan - Except as may be provided in any Schedule with respect to any Prior Plan, the stated provisions of the Plan shall apply to all Participants. An Appendix designated "Prior Plans," as may be amended from time to time, shall be attached to the Plan indicating the names of all the Prior Plans and the date each such Prior Plan merged into or consolidated with, or had any part of its assets and liabilities otherwise transferred to, this Plan. The merger and transfer of assets and liabilities of any Prior Plan shall be accomplished in a manner consistent with Section 414(l) of the Code. The merger and transfer of assets and liabilities of any Prior Plan shall be subject to the condition precedent that they do not adversely affect the tax qualified status of the Plan. The Plan Administrator shall have the authority (a) to take such additional actions as may be necessary or desirable to fully effectuate any merger (that has been authorized by the Company) of any Prior Plan with and into the Plan and the related transfer of assets and liabilities, and (b) to take such action as are required to preserve the participants' benefits and rights accrued under a Prior Plan to the extent required under Section 411(d)(6) of the Code.

     11.9 Headings - The headings of Sections and Subsections are for ease of reference only and shall not be construed to limit or modify the detailed provisions hereof.

     11.10 Compliance With Distribution Method and Timing Regulations - Notwithstanding any other provision of this Plan, if, and solely to the extent that, any provision of the Plan becomes a material violation of Sections 401 or 411 of the Code as an impermissible restriction on an individual's rights with respect to the timing or method of any alternative form of benefit, then such Plan provision(s) shall thereafter be construed and administered in a manner which grants to each Participant or his Beneficiary(ies), as applicable, such additional rights, and only such additional rights, as will satisfy such Code Sections.

     11.11 Participation of Adopting Employer and Its Employees - With the written consent of the Company, an adopting Employer may become a party to this Agreement pursuant to authorization by its Board of Directors. An Appendix designated "Adopting Employers," as may be amended from time to time, shall be attached to the Plan indicating the names of the Employers who have adopted the Plan, the effective date of each such adoption, and the eligible Employee group, as applicable. In the event an adopting Employer does so become a party, it shall contribute to the Plan, and its Employees shall be entitled to benefits thereunder, in accordance with the terms of the Plan and any Adoption Agreement executed by such Employer. In computing the Service of a person who is in the employ of more than one of the adopting Employers at the same time, the period of Service of such person with any of the adopting Employers shall be counted, and a transfer of an Employee from the Employment of another shall not interrupt his Service, nor shall such a transfer constitute a termination of Employment under the terms of the Plan.

     11.12 Service for Employment with Related Employers and Transfers of Employment Among Employers - In determining Years of Service and any period of Employment for purposes of eligibility to participate in the Plan as provided for in Section 2.2, the period of an Employee's Employment with any other member of a group of related employers which includes the Company shall be counted and a transfer of an Employee from the Employment of one such member to the Employment of another member shall not interrupt Employment. For purposes of determining an Employer's Vested Interest under the Plan the following special rules shall apply:

     In addition to Service credited to such Employee under Section 5.5 of the Plan,

          (a) Service for Peoples Bank of Fannin County Employees shall also include their Service as Employees of Peoples Bank prior to July 1, 1992, which Service shall be determined in accordance with the provisions of the Plan;

          (b) Service for Towns County Bank Employees shall also include their Service as Employees of Towns County Bank prior to January 1, 1993, which Service shall be determined in accordance with the provisions of the Plan; and

          (c) Service for Citizens Bank of Murphy, North Carolina Employees shall also include service credited to such Employees for vesting purposes under the Citizens Bank Employee 401(k) Plan through December 31, 1992.

Related employers shall be determined under Sections 414(b), (c), (m) and (n) of the Code, to include members of a controlled group of corporations, trades or businesses under common control, members of an affiliated service group, and entities related through the leasing of employees. In the event any Participant during the course of any Plan Year is Employed simultaneously by more than one such member who has adopted the Plan, he shall be entitled to an allocation under Section 4.3 hereof by taking into account his aggregate Annual Compensation from such simultaneous members.

     11.13 Administration of Profit Sharing Contributions - The following provisions apply to Plan Years ending on or before December 31, 2000. The provisions of this Section 11.13 shall not apply to Plan Years commencing on or after January 1, 2001.

          (a) The Profit Sharing Contribution of the Company and of each adopting Employer made pursuant to Section 3.6 of the Plan shall be determined separately by the Board of Directors of each Employer under
     Section 3.6 hereof. Such determination shall occur at or after the end of each Plan Year. In determining the amount, if any, of such contributions, the Board of Directors of such Employer shall consider the profitability, financial condition and financial performance of such Employer for the applicable Plan Year.

          (b) The Profit Sharing Contribution of each adopting Employer made pursuant to Section 3.6 of the Plan shall be allocated among its Employees separately from the contributions of the others in accordance with the provisions of Section 3.6. The Forfeitures of a Participant or other reallocation from a Participant's Account shall be allocated only among the Participants who are Employees of the adopting Employer with which such Participant was Employed. Net increases and decreases in the value of the Trust Fund resulting from increases or decreases in the value of the assets of the Trust and earnings and losses shall be allocated among all Participants under the Plan as a group in accordance with the provisions of section 8.2. Participants who are Employees of one or more adopting Employers shall have separate Accounts with respect to their participation as an Employee of each such adopting Employer.

          (c) In the event of a transfer of any Participant from the Employment of one adopting Employer to the Employment of another, his Account shall be considered and treated thereafter as the Account of a Participant who is an Employee of the adopting Employer to which he is transferred, except, if such Participant thereafter forfeits or becomes subject to a reallocation of all or a part of his interest under any of the provisions of the Plan, the Plan Administrator shall, on the next following Annual Valuation Date, divide such Forfeiture or reallocation of his non-Vested Interest in the Plan in an equitable manner, considering all the circumstances, between the two adopting Employers.

          In the event of such a transfer, the transferred Participant shall share in the next annual contribution of each of such adopting Employers on a pro rata basis, based upon the amount of wages or salary earned with each such Employer during its fiscal year in which the transfer takes place.

     11.14 Gender and Number - The masculine gender wherever used will be deemed to include the feminine gender. Words in the singular will be read and construed as though used in the plural in all cases where they would apply and vice versa.

                                  ARTICLE XII

                            TOP-HEAVY PLAN PROVISIONS

     12.1 Application - In the event that the Plan is determined to be a Top-Heavy Plan as hereinafter defined, this Article XII shall become effective as of the first day of the Plan Year in which the Plan is a Top-Heavy Plan.

     12.2 Definitions

          (a) Top Heavy Compensation - For purposes of this Section of the Plan, Top-Heavy Compensation means an individual's compensation (as determined under Section 415(c)(3) of the Code) from the Employer for the Plan Year, as adjusted pursuant to Section 415(d) of the Code.

          (b) Key Employee - During any year that the Plan is a Top-Heavy Plan, a Participant who is a Key Employee within the meaning of Section 416 of the Code, including any Employee, former Employee or Beneficiary of an Employee or former Employee who at any time during the Plan Year or any of the four (4) preceding Plan Years, is or was:

               (i) an officer of the Employer whose Top Heavy Compensation is greater than 50% of the dollar limitation in effect in Section 415(b)(1)(A) of the Code, provided that Employees described in Section 414(q)(8) of the Code shall be excluded;

               (ii) 1 of the 10 Employees having Top Heavy Compensation of more than the dollar limitation in Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code) one of the largest interests in the Employer, which interest is at least 1/2%;

               (iii) a five percent (5%) owner of the Employer; or

               (iv) a one percent (1%) owner of the Employer having Top Heavy Compensation from the Employer of more than $150,000.

          Ownership shall be determined according to Section 416(i)(1)(B) of the Code. For purposes of (i) above, no more than 50 Employees (or, if less, the greater of 3% or 10% of the Employees) shall be treated as officers. For purposes of (ii) above, if two Employees have the same ownership interest, the Employee with the higher Top Heavy Compensation shall be treated as having the larger interest. An Employee or former Employee who is not a Key Employee shall be a "Non-Key Employee."

          (c) Minimum Contribution - For a Plan Year, the lesser of 3% of a Participant's compensation (within the meaning of Section 415 of the Code) or a percentage of a Participant's compensation equal to the percentage at which contributions are made (or required to be made) under the Plan and all other plans required to be aggregated under Section 416(g)(2) of the Code, (i.e., each plan maintained by the Employer in which a Key Employee is a Participant and all other plans maintained by the Employer which enable the plans in which a Key Employee is a Participant to meet the requirements of Section 401(a)(4) and Section 410) for the Key Employee for whom such percentage is highest. The percentage of a Key Employee's compensation at which contributions are made shall be determined by dividing the contributions for each such employee by so much of his compensation for the Plan Year (including Elective Deferrals) as does not exceed $150,000, as adjusted pursuant to Section 401(a)(17)(B) of the Code. For Plan Years beginning on or after January 1, 1989, Matching Contributions and Elective Deferrals on behalf of a Non-Key Employee shall not be considered in determining such Minimum Contribution.

          (d) Top-Heavy Plan - A plan that is required in such year to satisfy the requirements of Section 416 of the Code because the aggregate of the accounts of all Key Employees in the Plan exceeds 60% of the aggregate of the accounts of all Participants in the Plan, such determination to be made in accordance with the procedures described in Section 416(g) of the Code and the regulations thereunder as of the Annual Valuation Date immediately preceding such Plan Year (or in the case of the first Plan Year, as of the last day of such Plan Year) (the "Determination Date"), and shall include distributions made in the last five years. The account balance of any Participant who has not performed any services for the Employer in the last five years shall not be taken into account. For purposes of determining whether the Plan is a Top-Heavy Plan, the Plan shall be aggregated with all other plans maintained by the Employer which are required to be aggregated with the Plan in order for the Plan to meet the requirements of Sections 401(a)(4) or 410 of the Code, and all other plans maintained by the Employer in which a Key Employee is a Participant (the "Required Aggregation Group"). In addition, the Plan may also be aggregated with any other plans maintained by the Employer (the "Permissive Aggregation Group") so long as such aggregation would not prevent the aggregated group from satisfying the requirements of Sections 401(a)(4) and 410 of the Code.

     12.3 Allocation of Minimum Contribution - For any year in which the Plan is a Top-Heavy Plan, the Minimum Contribution as defined in Section 12.2(c) hereof shall be made to the account of each Participant who is a non-Key Employee, unless the Minimum Contribution for the Participant is made under another defined contribution plan maintained by the Employer. Such Minimum Contribution shall be made to the Employer Contribution Account of each non-Key Employee Participant who has not separated from service on the last day of such Plan Year without regard to such Participant's Hours of Service during such Plan Year, and without regard to such Participant's compensation for such Plan Year. The Employer shall determine under which plan a Participant shall receive the Minimum Contribution if the Employee is a Participant in more than one plan maintained by the Employer. Such Minimum Contribution shall be made without consideration of the Employer's contributions under Section 3111 of the Code.

Key Employee Participant who has not separated from service on the last day of such Plan year without regard to such Participant's Hours of Service during such Plan Year, and without regard to such Participant's compensation for such Plan Year. The Employer shall determine under which plan a Participant shall receive the Minimum Contribution if the Employee is a Participant in more than one plan maintained by the Employer. Such Minimum Contribution shall be made without consideration of the Employer's contributions under Section 3111 of the Code. Qualified Non-Elective Contributions, if any, may be taken into account in satisfaction of any required Minimum Contribution. Matching Contributions and Elective Deferrals allocated to the account of a Key Employee shall be taken into account in determining the amount of any required Minimum Contribution; provided, however, that Matching Contributions and Elective Deferrals made on behalf of a Non-Key Employee and taken into account for purposes of Section 3.3 or 3.5 shall not be taken into account in determining whether a required Minimum Contribution on behalf of such non-Key Employee has been satisfied.

                                   SIGNATURES

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized corporate officers and its corporate seal to be hereunto affixed, as of the day and year first written above.


                                                    UNITED COMMUNITY BANKS, INC.

                                                    By:  /s/ James G. Campbell
                                                    Title: Senior Vice-President

Attest:


/s/ Billy M. Decker

                                                    APPENDIX A
                                                        TO
                                           UNITED COMMUNITY BANKS, INC.
                                               PROFIT SHARING PLAN

                                              - ADOPTING EMPLOYERS -

     Adopting                                    Date of              Eligible
     Employers                                Participation*          Employee Group
     ---------                                -------------           --------------
1.   United Community Bank d/b/a              January 1, 1967         All Employees except those excluded by the
     Union County Bank                                                terms of the Plan.

2.   Carolina Community Bank                  January 1, 1993         All Employees except those excluded by the
     (formerly Citizens Bank of                                       terms of the Plan.
     Murphy, North Carolina)
3.   Peoples Bank of Fannin County               July 1, 1992         All Employees except those excluded by the
                                                                      terms of the Plan.

4.   Towns County Bank                        January 1, 1993         All Employees except those excluded by the
                                                                      terms of the Plan.

5.   White County Bank                        August 31, 1995         All Employees except those excluded by the
                                                                      terms of the Plan.

6.   United Community Banks, Inc.             January 1, 2001         All Employees except those excluded by the
                                                                      terms of the Plan.

7.   First Floyd Bank                               --                All Employees except those excluded by the
                                                                      terms of the Plan.

8.   Independent Bank and Trust                     --                All Employees except those excluded by the
                                                                      terms of the Plan.

9.   Peoples First Community Bank                   --                All Employees except those excluded by the
                                                                      terms of the Plan.

* With respect to any Adopting Employer, however, the date of participation for Employees of that Employer may be delayed, if necessary, in the event of any administrative difficulties relating to that Employer's commencement of participation in the Plan.

                                                 APPENDIX B
                                                     TO
                                        UNITED COMMUNITY BANKS, INC.
                                             PROFIT SHARING PLAN

                                               - PRIOR PLANS -

                                                        Date of Merger/
                 Prior Plan                       Asset and Liability Transfer           Special Provisions
                 ----------                       ----------------------------           ------------------
1.      Citizens Bank 401(k) Plan                       January 1, 1993                         None

2.      Union County Bank Retirement Plan               January 1, 1994                      Schedule A
        and Trust

3.      First Clayton 401(k) Plan and Trust             January 1, 1998                      Schedule B

4.      Bank of Adairsville 401(k)                       March 31, 1999                      Schedule C
        Retirement Savings Plan

5.      1st Floyd Bank 401(k) Plan                      August 26, 1999                      Schedule D

6.      Dawson County Bank Section 401(k)              December 31, 2000                     Schedule E
        Profit Sharing Plan

                                   SCHEDULE A
                                       TO
                          UNITED COMMUNITY BANKS, INC.
                               PROFIT SHARING PLAN

                 - UNION COUNTY BANK RETIREMENT PLAN AND TRUST -


         The following special provisions relate only to Participant's Pension Accounts (which are attributable to the merger of the Union County Bank Retirement Plan and Trust with, and into, the Plan on January 1, 1994), where applicable, as governed by the specific Sections of the Plan as indicated herein.

         1. Death Benefits (Section 5.3) - With regard to amounts held in a Participant's Pension Account, if death precedes the payment of benefits to Participant, the entire interest of such deceased person, computed as of the Valuation Date coincident with or next following his death, shall be paid in accordance with the following provisions:

                  (a) Death Benefits Prior to Normal Retirement Date - Except as otherwise provided in paragraph (d) of this Section 5.3, subject, however, to the provisions of Section 5.6(c), in the event of the death of a Participant prior to his Normal Retirement Date, a death benefit in the form of a Qualified Preretirement Survivor Annuity shall be paid to such Participant's Eligible Spouse, if any, based on the balance in the Participant's Pension Account, if any.

                  Such benefit payments shall begin not later than the date which would have been the Participant's first Early Retirement Date, had he survived. Such Participant's surviving Eligible Spouse shall be permitted to direct the commencement of Qualified Preretirement Survivor Annuity payments within a reasonable time after the Participant's death.

                  (b) Death Benefits After Normal Retirement Date - Except as otherwise provided in this Section and in Section 5.6(c), in the event of the death of a Participant who has a Pension Account and who:

                           (i) is Employed after his Normal Retirement Date; or

                           (ii) retired on or after his Normal Retirement Date
                  and had deferred the commencement of retirement benefits, or had not yet begun to receive such benefits, such Participant's surviving Eligible Spouse, if any, shall receive a survivor annuity in the form of a Qualified Preretirement Survivor Annuity based on the value of his Pension Account.

                  (c) Death Subsequent to Commencement of Qualified Joint and Survivor Annuity Benefits Or Optional Form of Benefit - If a former Participant dies after payment of his Qualified Joint and Survivor Annuity or optional form of benefits has commenced, regardless of whether such payments commenced prior to, on, or after his

         Normal Retirement Date, or a deferred retirement date, the death benefit payable under the Plan attributable to the Participant's Pension Account shall be the death benefit, if any, payable in accordance with the terms of such Qualified Joint and Survivor Annuity or optional form of benefit.

                  (d) Election Not to Receive a Qualified Preretirement Survivor Annuity - Notwithstanding the foregoing provisions of this Section, the Qualified Preretirement Survivor Annuity form of benefit shall not apply with respect to benefits payable from a Participant's Pension Account if the Participant otherwise elects within the period of time and in the manner set forth in this paragraph. The Committee will provide the Participant with a Notice of Option to Elect an Alternate Form of Benefit within the time period beginning on the first day of the Plan Year in which such Participant attains age thirty-two (32) and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35), or, if later, within one (1) year of the date the Participant's Employment begins, or, if earlier, within a reasonable period after separation from Employment of a Participant who so separates before attaining age 35. Such notice shall be similar in content to that required with respect to a Qualified Joint and Survivor Annuity, except that it shall relate to the Preretirement Survivor Annuity. A Participant may, with the consent of an Eligible Spouse, if any, and in the manner indicated in
         Section 5.6(a)(ii), elect not to have the Qualified Preretirement Survivor Annuity form of benefit apply within the time period beginning on the first day of the Plan Year in which such Participant attains age 35 and ending on such Participant's date of death; provided, however, that if a Participant separates from Employment before attaining age 35, the election period shall begin on the date of separation from Employment. Any such election may be revoked during the election period, and if an election is revoked, another election may be made during the election period.

         2. Payment of Benefits (Section 5.6) - When a Participant has become eligible to receive payment of his benefits under the provisions of the Plan, amounts held in a Pension Account shall be payable as follows:

                  (a) Qualified Joint and Survivor Annuity for Benefits Attributable To A Pension Account of Married Participants and Straight Life Annuity For Participants Who Do Not Have an Eligible Spouse - The benefits under this Plan attributable to a Pension Account of any Participant or former Participant who is credited with an Hour of Service on or after August 23, 1984, and who is married to an Eligible Spouse on his Annuity Starting Date will be paid in the form of a Qualified Joint and Survivor Annuity unless the Participant otherwise elects within the period of time and in the manner set forth below:

                           (i) Notice of Option to Elect An Alternate Form of
                  Benefit - The Committee shall provide each Participant with a Notice of Option to Elect An Alternate Form of Benefit. Such notice and information shall be delivered to the Participant within a reasonable period of time before the Annuity Starting Date, provided, however, that such period shall be not less than ninety (90) days.

                           (ii) Time and Manner of Election - An election to
                  waive the Qualified Joint and Survivor Annuity form of benefit (or revocation of such an election) with respect to benefits attributable to a Pension Account shall be made during the ninety (90) day period ending on the Annuity Starting Date, provided, however, that if a Participant reasonably requests additional information within such ninety (90) day period the election period shall in all cases include the ninety (90) day period following the date on which the additional information so requested is personally delivered or mailed to the Participant. The Committee need not comply with more than one such request made by a particular Participant or former Participant. Any such election is revocable by the Participant by a signed writing delivered to the Committee within the election period, and if such election is revoked, another election may be made with respect to benefits attributable to a Pension Account during the election period, subject to the consent of the Participant's Eligible Spouse, if any, at the time of such subsequent election.

                           (iii) Consent By An Eligible Spouse - An election by
                  a Participant who is married to an Eligible Spouse to receive his retirement benefit attributable to his Pension Account in a form other than a Qualified Joint and Survivor Annuity shall not be effective unless such Eligible Spouse makes a written consent to the Participant's election, such consent to acknowledge the effect of the Participant's election and to be witnessed by a notary public or a representative designated by the Committee. Consent by an Eligible Spouse shall not be required if it is established to the satisfaction of the Committee that such consent cannot be obtained because there is no Eligible Spouse, because the Eligible Spouse cannot be located, or because of such other circumstances as the Secretary may prescribe by Regulations. Consent by an Eligible Spouse, or establishment that an Eligible Spouse's consent cannot be obtained, shall be effective only with respect to such Eligible Spouse.

                           (iv) Additional Rules for Joint and Survivor Annuity

                                    A. If a Participant's retirement benefits
                           attributable to his Pension Account are to be paid in the form of a Qualified Joint and Survivor Annuity and his Eligible Spouse dies before the Participant's Annuity Starting Date, the Participant shall be entitled to the benefits he would have received had he not been married to an Eligible Spouse,

                                    B. If a Participant's or former
                           Participant's retirement benefits attributable to his Pension Account are to be paid in the form of a Qualified Joint and Survivor Annuity and the Participant dies on or before the Annuity Starting Date, his Eligible Spouse shall receive a Qualified Preretirement Survivor Annuity as provided in Section 5.3, unless that form of benefit has been waived in accordance with Section 5.3.

                                    C. If payment of a Participant's benefits
                           attributable to his Pension Account has commenced as a Qualified Joint and Survivor Annuity and his Eligible Spouse thereafter dies, the Participant shall continue to receive the reduced retirement benefit payable from his Pension Account at the time of the death of his Eligible Spouse.

                           (v) Normal Retirement Benefit Form for Benefits
                  Attributable To A Pension Account for Unmarried Participants and Married Participants Who Do Not Have An Eligible Spouse - Except as otherwise provided in this Section 5.6(a) with respect to married Participants who have an Eligible Spouse, a Participant entitled to retirement or termination benefits hereunder who is not married or who is married but does not have an Eligible Spouse shall receive benefits attributable to his Pension Account, if any, in equal monthly installments during his lifetime as a straight life annuity; provided, however, that any such Participant may elect in his sole discretion not to receive his Pension Account benefits in the form of such straight life annuity by filing a writing with the Committee at any time prior to his Annuity Starting Date. Any such election may be revoked at any time prior to his Annuity Starting Date, and if so revoked, another election may be made at any time prior to his Annuity Starting Date.

                           (vi) Notice of Option to Elect An Alternate Form of
                  Benefit/Time And Manner of Election After January 1, 1997 - Notwithstanding the foregoing, the written explanation described in Code Section 417(a)(3)(A) may be provided after the Annuity Starting Date. The 90-day applicable election period to waive the Joint and Survivor Annuity described in Code Section 417(a)(6)(A) shall not end before the 30th day after the date on which such explanation is provided. The Secretary may, by regulations, limit the period of time by which the annuity starting date precedes the provision of the written explanation other than by providing that the annuity starting date may not be earlier than termination of employment.

                           A Participant may elect (with any applicable spousal
                  consent) to waive any requirement that the written explanation be provided at least 30 days before the Annuity Starting Date (or to waive the 30-day requirement under the above paragraph) if the distribution commences more than 7 days after such explanation is provided.

                                   SCHEDULE B
                                       TO
                          UNITED COMMUNITY BANKS, INC.
                               PROFIT SHARING PLAN

                      - FIRST CLAYTON 401(K) PLAN & TRUST -



         Notwithstanding anything to the contrary in the Plan, the following special provisions apply only to Participants who were Participants in the First Clayton 401(k) Plan and Trust on December 31, 1997:

         1. Notwithstanding the eligibility requirements of Section 2.2, any Eligible Employee who was a Participant bin the First Clayton 401(k) Plan and Trust as of December 31, 1997 shall be a Participant in the Plan as of January 1, 1998.

         2. Notwithstanding the vesting schedule provided in Section 5.5, with respect to a Participant who has completed three (3) Years of Service as of December 31, 1997, such Participant's Vested Interest shall be determined under the following vesting schedule:

          Years of Service       Vested Percentage         Forfeited Percentage
          ----------------       -----------------         --------------------
             less than 1                 0%                      100%
                  1                     20                        80
                  2                     40                        60
                  3                     60                        40
                  4                     80                        20
                  5                    100                         0

         With respect to any other Participant who has not completed three (3) Years of Service as of December 31, 1997, such Participant's Vested Interest shall be determined under the vesting schedule contained in Section 5.5, but in no event shall his Vested Interest be less than it was under the vesting schedule in the Prior Plan determined as of December 31, 1997.

         Notwithstanding the foregoing vesting schedule, the Participants' Vested Interest shall, effective as of January 1, 2001, be determined under the vesting schedule provided in Section 5.5 Plan.

                                   SCHEDULE C
                                       TO
                          UNITED COMMUNITY BANKS, INC.
                               PROFIT SHARING PLAN

             - BANK OF ADAIRSVILLE 401(k) RETIREMENT SAVINGS PLAN -

         Notwithstanding anything to the contrary in the Plan, the following special provision applies only to Participants who were Participants in the Bank of Adairsville 401(k) Retirement Savings Plan on March 31, 1999:

         1. Notwithstanding the eligibility requirements of Section 2.2, any Eligible Employee who was an active Participant in the Bank of Adairsville 401(k) Retirement Savings Plan as of March 31, 1999 shall be a Participant in the Plan as of March 31, 1999.

                                   SCHEDULE D
                                       TO
                          UNITED COMMUNITY BANKS, INC.
                               PROFIT SHARING PLAN

                         - 1st FLOYD BANK 401(k) PLAN -

         Notwithstanding anything to the contrary in the Plan, the following special provisions apply only to Participants who were Participants in the 1st Floyd Bank 401(k) Plan on August 26, 1999:

         1. Notwithstanding the eligibility requirements of Section 2.2, any Eligible Employee who was a Participant in the 1st Floyd Bank 401(k) Plan as of August 26, 1999 shall be a Participant in the Plan as of August 26, 1999.

         2. Notwithstanding the vesting schedule contained in Section 5.5 with respect to a Participant who has completed three (3) Years of Service as of August 26, 1999, such Participant's Vested Interest shall be determined under the following vesting schedule:

                          Years of Service                    Vested Percentage
                          ----------------                    -----------------
                             less than 1                               0%
                                  1                                   20%
                                  2                                   40%
                                  3                                   60%
                                  4                                   80%
                                  5                                  100%


         With respect to any other Participant who has not completed three (3) Years of Service as of August 26, 1999, such Participant's Vested Interest shall be determined under the vesting schedule contained in Section 5.5 but in no event shall his Vested Interest be less than it was under the vesting schedule in the Prior Plan determined as of August 26, 1999.

         Notwithstanding the foregoing vesting schedule, the Participants' Vested Interest shall, effective as of January 1, 2001, be determined under the vesting schedule provided in Section 5.5 Plan.

         3. Notwithstanding the form and manner of distributions provided in
Section 5.6, Participants who were Participants in the 1st Floyd Bank 401(k) Plan shall be permitted to receive their distribution in cash or other property.

                                   SCHEDULE E
                                       TO
                          UNITED COMMUNITY BANKS, INC.
                               PROFIT SHARING PLAN

            - DAWSON COUNTY BANK SECTION 401(k) PROFIT SHARING PLAN -

         Notwithstanding anything to the contrary in the Plan, the following special provisions apply only to Participants who were Participants in the Dawson County Bank Section 401(k) Profit Sharing Plan on December 31, 2000:

         1. Notwithstanding the eligibility requirements of Section 2.2, any Eligible Employee who was a Participant in the Dawson County Bank Section 401(k) Profit Sharing Plan as of December 31, 2000 shall be a Participant in the Plan as of December 31, 2000.